UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08360

GUINNESS ATKINSON FUNDS

(Exact name of registrant as specified in charter)

251 South Lake Avenue, Suite 800

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

James J. Atkinson, Jr.

251 South Lake Avenue, Suite 800

Pasadena, CA 91101

Registrant’s telephone number, including area code: (800-915-6566)

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guinness Atkinson™ Funds
Semi-Annual Report

June 30, 2023

TABLE OF CONTENTS

3	Letter to Shareholders
6	Expense Examples
8	Alternative Energy Fund
16	Asia Focus Fund
21	China & Hong Kong Fund
28	Global Energy Fund
37	Global Innovators Fund
46	Renminbi Yuan & Bond Fund
51	Statements of Assets and Liabilities
53	Statements of Operations
55	Statements of Changes in Net Assets
60	Financial Highlights
67	Notes to Financial Statements
77	Additional Information
81	Privacy Notice
82	Guinness Atkinson Funds Information

Dear Guinness Atkinson Funds Shareholders,

Fortunately, the first half of 2023 looks a lot better than the first half of 2022. A year ago, we offered that we were unsure of when or how the decline would end but that we were confident that it would. That may not have been the most outlandish of predictions, but it did turn out to be correct. That’s not to say that there isn’t a lot of uncertainty buffeting global financial markets. Inflation is still a worry, as are interest rates and the possibility of a recession. Not to mention the ongoing war in Ukraine. The financial news is highly focused on the uncertainties. That is always the case. The markets are always waiting for the next economic stat or the next move from the Federal Reserve or the next release of government data or the next earnings announcement. We are seemingly always waiting for the end of uncertainty. In truth, there is no such thing. Uncertainty is an inherent part of investing. At some point we will know the answers to all of today’s questions. Of course, we will be then be seeking answers regarding the then current questions of the day.

Over the first half of 2023, three of the Guinness Atkinson Funds are sporting positive returns while three are in the red. The Global Innovators Fund leads the way with a total return of 26.20% (Investor Class) and 26.37% (Institutional Class). We encourage you to examine the longer-term results for the Global Innovators Fund in the accompanying table. Suffice it to say that we believe this fund to be a gem. Note that the year-to-date returns for all of the funds mentioned in this letter are actual, not annualized returns.

The Alternative Energy Fund has provided a total return of 8.19% for the first half of 2023. For the 12-month period ending June 30, 2023, the annualized return was 21.22%.

That these two funds are the top performers year-to-date and the last 12 months and over most of the longer time periods underscores our view that innovation is key to wealth creation and that the shift from fossil fuels to sustainable energy is well underway.

With a total return of 5.43% the Asia Focus Fund has also had a good first six months of 2023. This is a good start to the year for this fund and we’re optimistic that the second half will be even better.

The China & Hong Kong Fund (down 5.80% YTD), The Global Energy Fund (down 4.37%) and the Renminbi Yuan & Bond Fund (negative 2.85% total return YTD) are the three laggards in the family at the year’s midpoint. Check with us in six months as these things have a way of changing.

Throughout this report are detailed commentaries on each of the Guinness Atkinson Funds prepared by our portfolio managers.

We consider ourselves long-term investors and the Guinness Atkinson Funds are aligned with long-term thematic changes we believe are underway. Which is to say we don’t get too excited by short-term results—and high levels of uncertainty—whether they be positive or negative. As usual, we appreciate the confidence you have placed in us and our management team and look ahead to what we hope will be a good second half.

We encourage you to visit gafunds.com for the latest news and announcements on the Guinness Atkinson Funds. You’re also encouraged to visit smartetfs.com to learn about our range of exchange traded funds.

Sincerely,

Timothy Guinness	James Atkinson

The table below provides total return data for each of the Funds over the year-to-date, one, three, five, ten year and from inception periods through June 30, 2023. Also included in the table is the expense ratio data from the most recent prospectus dated May 1, 2023, and June 8, 2023.

Fund (inception date)	Year- to-Date	1-year	3-year	5-year	10-year	From Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	8.19%	21.22%	21.55%	16.79%	7.39%	-3.09%	1.10% net 1.70% gross
Asia Focus (April 29, 1996)	5.43%	-5.51%	-1.20%	-0.68%	3.40%	2.75%	1.98% net 2.36% gross
China & Hong Kong (June 30, 1994)	-5.80%	-19.14%	-5.34%	-3.87%	2.80%	5.47%	1.71%
Global Energy Fund (June 30, 2004)	-4.37%	11.26%	27.89%	-0.15%	-0.10%	5.35%	1.46% net; 1.91% gross
Global Innovators Fund Investor Class (December 15, 1998)	26.20%	25.40%	11.22%	10.80%	12.84%	8.59%	1.24% net; 1.27% gross
Global Innovators Fund Institutional Class (December 31, 2015)	26.37%	25.69%	11.49%	11.08%	13.05%	8.67%	0.99% net; 1.10% gross
Renminbi Yuan & Bond Fund (June 30, 2011)	-2.85%	-5.81%	-0.21%	0.25%	0.54%	0.85%	0.90% gross; 2.70% net

Periods of greater than one year are average annualized returns; one year and shorter period returns are actual returns. All returns are for the periods ending June 30, 2023.

Performance data shown for the Global Innovators, Institutional Class (GINNX), prior to its launch date on December 31, 2015, uses performance data from the Global Innovators, Investor Class (IWIRX).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Morningstar Ratings Through June 30, 2023.

Fund	Category	Overall	3-Year	5-Year	10-Year
Alternative Energy	Foreign Small/Mid Value	4 «««« (136 funds)	5 ««««« (136 funds)	5 ««««« (115 funds)	2 «« (75 funds)
Asia Focus	Pacific/Asia ex-Japan	2«« (48 funds)	2«« (48 funds)	1« (46 funds)	2 «« (33 funds)
China & Hong Kong	China Region	3 ««« (101 funds)	3 ««« (101 funds)	3 ««« (78 funds)	3 ««« (54 funds)
Global Energy	Energy Equity	3 ««« (68 funds)	2 «« (68 funds)	3 ««« (66 funds)	3 ««« (53 funds)
Global Innovators Investor Class	Global Large Growth	5 ««««« (317 funds)	4«««« (317 funds)	4 «««« (276 funds)	5 ««««« (183 funds)
Global Innovators Institutional Class	Large Growth	4 «««« (317 funds)	4 «««« (317 funds)	4 «««« (276 funds)	5 ««««« (183 funds)
Renminbi Yuan & Bond	Emerging Markets Local Currency Bond	5 ««««« (75 funds)	5 ««««« (75 funds)	4 ««««« (72 funds)	5 ««««« (59 funds)

Morningstar Ratings Disclosure

Global Innovators Fund ratings shown were given for the Investor Share Class.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

© 2023 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees (applicable to the Asia Focus Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund); and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2023 to June 30, 2023.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/2023)	Ending Account Value (6/30/2023)	Expenses Paid During Period* (01/01/2023 to 6/30/2023)	Expense Ratios During Period* (01/01/2023 to 6/30/2023)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,081.90	$9.45	1.83	%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.72	$9.15	1.83	%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,054.30	$10.09	1.98	%†
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98	%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$942.00	$8.57	1.78%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.97	$8.90	1.78%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$956.30	$7.13	1.47	%†
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.51	$7.35	1.47	%†
Guinness Atkinson Global Innovators Fund – Investor Class Actual	$1,000.00	$1,262.00	$6.95	1.24	%†
Guinness Atkinson Global Innovators Fund – Investor Class Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21	1.24	%†
Guinness Atkinson Global Innovators Fund – Institutional Class Actual	$1,000.00	$1,263.70	$5.56	0.99	%†
Guinness Atkinson Global Innovators Fund – Institutional Class Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96	0.99	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$971.50	$4.74	0.97	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86	0.97	%†

*	Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†	Net of fee waivers and expenses absorbed/recaptured. If those fee waivers and expenses absorbed/recaptured had not been in effect, the Fund’s actual expenses would have been higher/lower.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2023

1.	PERFORMANCE

AVERAGE ANNUALIZED TOTAL RETURNS	6 MONTHS (ACTUAL)	1 YEAR	3 YEARS	5 YEARS	10 YEARS
FUND	8.19%	21.22%	21.55%	16.79%	7.39%

BENCHMARK INDEX:
MSCI WORLD INDEX (NET RETURN)	15.09%	18.51%	12.18%	9.07%	9.50%

Expenses: Gross 1.70% & Net 1.10%. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund’s Total Annual Operating Expenses to 1.10% through June 30, 2026. For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

In the first half of 2023 the Guinness Atkinson Alternative Energy Fund produced a total return (USD) of 8.19% vs the MSCI World Index (net return) of 15.09%. The fund therefore underperformed the index by 6.90% over the period.

The key events, both positive and negative for sector sentiment, that have affected the energy transition, company profitability and share price performance so far this year have included:

●	An acceleration in energy transition momentum, driven by economics and political needs. In the shorter-term, Energy security has become the most important catalyst for the transition (Europe displacing Russian hydrocarbons; North America/Europe lessening their reliance on China).

●	The policy backdrop remains highly supportive. The Inflation Reduction Act in the US is driving significant new investments in upstream solar, wind, grid energy storage, hydrogen, Electric Vehicles (EV) and home efficiency upgrades. Europe is refining the Industrial net zero act and China is likely to upgrade their current five-year plan.

●	Renewable power installations will reach record levels in 2023. The forecast for renewable power additions in 2023-2027 has been upgraded by around 30% to just over 2,400 GW; around double what was installed over the previous five years and equivalent to total Chinese power capacity.

●	Solar installations in 2023 to reach a new record level in excess of 340 GW (growth of at least 30% vs 2022).

●	Wind installations in 2023 likely to reach a new record level of more than 110 GW (growth of at least 15% vs 2022).

●	EV sales in 2023 around 14 million, representing around 18% of total passenger vehicle sales (growth of c. 35% vs 2022).

●	Battery demand growing around 40% in 2023 driven by lower raw material costs and increased demand from both EVs and stationary storage.

●	Despite the acceleration of the energy transition, growth and installation rates are not consistent with a 1.5 degree/net zero scenario. Further material acceleration is needed.

●	The Guinness Atkinson Alternative Energy Fund trades at an 11% P/E ratio premium to the MSCI World for 2024 but is expected to deliver compound annual earnings growth of c.3x MSCI World out to 2025, with comparable cash flow returns.

2.	REVIEW

Drivers of fund performance

The first half of 2023 saw continued positive momentum for the energy transition. Further details emerged on the significant energy transition policy commitments that were announced by the EU and US last year. Against this, disruption in the banking sector, coupled with volatile sentiment around interest rates, brought fears of a slowdown in funding that could affect the level of future sustainable energy investments. In this report, we review macro developments, contribution to fund returns in the half, outlook and portfolio valuation.

The key events, both positive and negative for sector sentiment, that have affected the energy transition, company profitability and share price performance so far this year have included:

●	The EU announced its new EU Industrial Strategy in a number of stages over the half, although full details still remain thin on the ground. Currently, we understand that the strategy aims to quadruple the EU renewable fleet by 2030 (requiring around €1tn of capital expenditures); to shorten the renewable project permitting process from 4-5yrs to 9-18mths; and to establish an EU renewable supply chain with incentives for activities that achieve a “made in Europe" minimum threshold. In March, the EU unveiled its “Critical Raw Materials Act” which sets targets for the production, refining and recycling of key raw materials needed for the green and digital transitions.

●	The collapse of Silicon Valley Bank and the takeover of Credit Suisse by UBS in mid March brought growing concerns of a developed world credit crisis that, together with higher interest rates, raised concerns around funding for sustainable energy projects. The full implications are not yet clear but further restricted funding from US regional banks could slow the growth rates of US residential solar installations.

●	Further details around the US Inflation Reduction Act continue to tempt sustainable energy equipment manufacturers and producers to locate and grow their activities in the United States. Incremental detailed guidance on new tax rules (for example the proportion of domestic content that will be required for US manufacturing plants to qualify for the incentives) continued to be drip fed out by the treasury during the half, providing firms with the incremental certainty they need to make expansionary investments.

●	The removal of subsidies for new EV sales in China and in certain parts of Europe slowed EV sales growth at the start of the year, however, this has eased materially as Original Equipment Manufacturers cut prices by as much as 20% to stimulate demand. The latest EV sales data suggests the industry is growing 40% YTD across all segments of road transport (passenger vehicles, light commercial vehicles, buses and 2/3 wheelers). Looking longer term, the first half saw significant new investment announced in battery ‘gigafactories’ across the US.

●	Battery economics improved meaningfully throughout the half with Chinese lithium supply growth prompting a material moderation in battery metal prices, helping to spur both EV and stationary storage demand. Battery demand now looks likely to grow by 40% for full year 2023.

●	Following a rare bout of cost inflation in 2022, the solar complex resumed its deflationary trend during the half as a decline in input prices allowed the cost of solar modules to decline by 20%, making the economics of installation all the more compelling. In the US some developers struck a more cautious note on growth as a function of higher interest rates and the phasing of regulation in California, but offsetting that the US Department of the Treasury provided further clarity on incremental tax credits for companies using more than 40% domestic content in their projects. Overall, global solar installation have accelerated again, now looking up 30% yoy vs initial expectations of 20%.

●	Wind OEMs have slowed the rate of new product launches year to date as sluggish demand and higher input costs hamper profitability. Europe has set meaningful wind power targets, but recent policy announcements have not led to the investments hoped for into the local supply chain, risking shortages in the latter half of the decade. In the US, with improved IRA clarity there are signs of improvement, meaning that US wind additions are likely to trough in 2023 before recovering in 2024.

Within the portfolio our best performing segments were our semiconductor and grid exposed names. Underperforming segments included our solar inverter holdings as well as our wind exposed names.

●	Within semiconductors, our holdings in ONSemi and Infineon both benefitted from the general strength in the semiconductor space, but also from improved idiosyncratic outlooks: ONSemi hosted a Capital Markets Day which highlighted the strong progress they are making in silicon carbide power semiconductors. They stressed their intention to grow faster than the broader semi market out to 2027 and upgraded their long-term margin targets from 28% to 40%; Infineon increased their revenue guidance and upgraded full year margin expectations from 25% to “high-twenties” driven by robust activity in their core auto and industrial end markets.

●	Our electrical equipment names Eaton, Hubbell, Schneider, Itron and Legrand all performed strongly driven by an acceleration in global electrification activity and an easing of supply chain bottlenecks; Hubbell noted particular strength in their utility division driven by a sustainable step up in grid modernisation activity; Schneider, Eaton and Legrand all cited strength in their core low voltage markets and Itron saw an easing in their supply chain, allowing them to procure components which had historically been difficult to source.

●	Within our solar holdings we saw a bifurcation between module manufacturers Canadian Solar and First Solar, who benefitted from declining polysilicon prices as well as favourable tax announcements, and inverter names of Enphase and Solaredge who noted a slight slowdown in activity driven by higher interest rates and changing regulation in California. It was worthy of note that both inverter players view this slowdown as temporary in nature as the market gets used to changes in regulation and still expect annual earnings growth north of 20%.

●	The final notable area of weakness was with our wind IPP holdings; China Longyuan and China Suntien, where price evolution has been driven by concerns around Chinese subsidy reforms as well as underperformance in the broader Chinese equity market.

3.	ACTIVITY

There was one Buy during the half (Legrand) and the portfolio was actively rebalanced. Legrand is the world’s only global specialist in electrical and digital building infrastructures. It sells more than 300,000 individual electrical products, biased to residential and commercial markets, to a broad global customer base. We believe that the company is well placed to benefit from secular trends such as electrification and efficiency.

4.	PORTFOLIO POSITIONING

At 30 June 2023, the Guinness Atkinson Alternative Energy Fund traded on a 2023/24 P/E of 22/18x and a 2023/24 EV/EBITDA of 14/12x. The Fund trades at about an 18% premium to the MSCI World Index, which we see as justified given the attractive growth rates available to invest in across the sector. As a sense check, consensus EPS growth (2023-2025E) of the portfolio (at c.20%pa) is well ahead of the MSCI World (at c.6%pa), and looking over the next five years, we believe that the portfolio is likely to deliver average earnings growth of around 13-14%pa, comfortably ahead of growth in the MSCI World.

5.	OUTLOOK

Looking at the remainder of 2023 and beyond, we expect further acceleration of the energy transition:

●	On the supply side of the energy transition, the IEA is forecasting that renewable power additions over the coming five years will be just over 2,400 GW; a 30+% increase on its previous five-year forecast and their largest upward revision. The world is set to add as much renewable capacity in the next five years as it did in the past 20 years, equivalent to the entire current power capacity of China.

●	The IEA has described solar power as "the cheapest electricity in history" and large-scale solar remains at the bottom end of the cost curve. At the start of the year we expected solar installations to grow around 20% yoy to 310GW, however, with increased clarity from the IRA and improving polysilicon prices, various commentators are now suggesting that this could be higher, with Bloomberg New Energy Finance suggesting a figure of 340GW is more appropriate, a 30% increase.

●	Despite cost issues amongst the wind OEMs and absence of detail from the European Net Zero Industrial Act we continue to expect annual wind installations of 110GW for 2023, with lower installations outside of China driven by developers struggling with financing and supply chain costs. Thereafter, with improved IRA clarity and easing supply chains, we would expect to see an improvement into 2024, with global wind capacity quadrupling by 2040.

●	Within EVs, we would expect current growth momentum, post EV subsidy cuts, to continue into year end, driving EV sales to around 14 million units, representing an 18% penetration rate. Chinese penetration will likely end up even higher than this in the 35-40% range.

●	Battery economics are likely to benefit from current low metal prices, which, coupled with ongoing EV demand is likely to grow global battery demand by 40% in 2023 to nearly 1000GWh. Within that we expect stationary storage demand to double from 16GW in 2022 to 32GW in 2023. As a reminder we think that this moderation of commodity prices, coupled with improvements to cell chemistry and efficiency improvements in battery pack design will help deflate battery costs to $100/kWh by 2027, which is the point at which EVs become cheaper than internal combustion engines.

●	While much progress has been made regarding the deployment of renewables into electricity generation, grid investment has struggled to keep up. With growing interconnection queues increasingly becoming a bottleneck to further renewable deployment, we foresee a step up in grid investment from $300bn in 2022 to closer to $600bn by 2030, driven by digitalisation, improving resilience and extending the grid to new generation facilities.

The outlook we summarise here is broadly consistent with current government activity and observable investment plans. To be clear, however, the growth described falls well short of the energy transition activity needed to achieve a net zero / 1.5 degree scenario in 2050, as targeted by the IPCC and reiterated at COP27. In a net zero scenario, the deployment of renewable generation capacity, penetration of EVs and battery storage, use of alternative fuels and implementation of energy efficiency measures will need to accelerate markedly.

Portfolio managers

Jonathan Waghorn and Will Riley

July 2023

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged, not available for investment and does not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

EV/EBITDA multiple – The enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratio is calculated by dividing EV by EBITDA or earnings before interest, taxes, depreciation, and amortization.

EPS – Earnings per Share.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2023 (Unaudited)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	32
Portfolio Turnover:	7.3%
% of Stocks in Top 10:	40.7%

Fund Managers:
Will Riley
Jonathan Waghorn

Top 10 Holdings (% of net assets)
ON Semiconductor Corp.	4.3%
Iberdrola SA	4.2%
Schneider Electric SE	4.2%
Infineon Technologies AG	4.1%
Hubbell Inc	4.1%
Eaton Corp. PLC	4.1%
Samsung SDI Co., Ltd.	4.0%
LG Chem Ltd.	3.9%
Legrand SA	3.9%
Nextera Energy Inc.	3.9%

Geographic Breakdown (% of net assets)
United States	43.6%
France	8.1%
South Korea	7.9%
China	5.7%
Denmark	5.4%
Spain	4.2%
Germany	4.1%
Ireland	3.6%
Canada	3.4%
Sweden	3.3%
United Kingdom	2.7%
Israel	2.2%

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at June 30, 2023 (Unaudited)

Shares	Common Stocks: 94.2%	Value
	Electrification: 29.1%
11,905	APTIV PLC*	$1,215,382
15,702	Gentherm Inc.*	887,320
33,847	Infineon Technologies AG	1,394,115
40,503	Johnson Matthey PLC	899,478
2,590	LG Chem Ltd.*	1,320,303
15,459	ON Semiconductor Corp.*	1,462,112
2,597	Samsung SDI Co., Ltd.	1,329,527
27,693	Sensata Technologies Holding	1,245,908
42,000	Tianneng Power International	43,476
		9,797,621
	Energy Efficiency: 13.9%
15,827	Ameresco PLC*	769,667
4,174	Hubbell Inc.	1,383,931
900	Installed Building Products Inc.	126,144
116,998	Nibe Industrier AB - B Shares	1,112,599
6,713	Trane Technologies PLC	1,283,928
		4,676,269
	Renewable Energy Generation: 17.8%
579,000	China Longyuan Power Group Corp. - H Shares	597,632
1,106,000	China Suntien Green Energy Corp. Ltd. - H Shares	397,023
109,386	Iberdrola SA	1,428,507
17,580	Nextera Energy Inc.	1,304,436
13,572	Ormat Technologies Inc.	1,092,003
6,600	Orsted AS	625,734
31,004	Sunnova Energy International Inc.*	567,683
		6,013,018
	Renewable Equipment Manufacturing: 33.4%
30,025	Canadian Solar Inc.*	1,161,667
6,859	Eaton Corp PLC	1,379,345
3,788	Enphase Energy Inc.*	634,414
6,275	First Solar Inc.*	1,192,815
16,007	Itron Inc.*	1,154,105
13,268	Legrand SA	1,315,762
7,697	Schneider Electric SE	1,399,490
2,743	Solaredge Technologies Inc.*	738,004
18,412	TPI Composites Inc.*	190,932
44,928	Vestas Wind Systems A/S	1,197,973
752,200	Xinyi Solar Holdings Ltd.	873,629
		11,238,136

	Total Common Stocks	$31,725,044
	(cost $30,096,923)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at June 30, 2023 (Unaudited)

Shares	Common Stocks: 94.2%	Value

	Total Investments in Securities	31,725,044
	(cost $30,096,923): 94.2%

	Other Assets less Liabilities: 5.8%	1,950,565

	Net Assets: 100.0%	$33,675,609

*	Non-income producing security.
PLC - Public Limited Company

GUINNESS ATKINSON ASIA FOCUS FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2023

1.	PERFORMANCE

AVERAGE ANNUALIZED TOTAL RETURNS	6 MONTHS (ACTUAL)	1 YEAR	3 YEARS	5 YEARS	10 YEARS
FUND	5.43%	-5.51%	-1.20%	-0.68%	3.40%

BENCHMARK INDEX:
MSCI AC FAR EAST EX JAPAN INDEX (NET RETURN)	2.62%	-3.67%	-1.31%	-0.29%	3.83%

Expenses: Gross 2.36% & Net 1.98%. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund’s Total Annual Operating Expenses to 1.98% through June 30, 2026.

For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund rose 5.43% in the first six months of the year compared to the benchmark which rose 2.62%. The Fund is managed with a strong bias toward growth stocks, but we overlay this with a value discipline which means we do not chase stocks that are either expensive or those which are believed to have great potential but are not yet producing earnings.

The start of the year saw the continuation of the China re-opening rally that began in November, but this stalled in mid-January as geopolitical concerns merged with worries about underlying economic growth momentum. Global factors also played their part with further interest rate rises and a wobble in the US regional commercial banking sector. Investor sentiment toward equities globally has oscillated this year but ended the half year on a positive note. However, Asian market performance has since lagged developed markets on the back of the slower than expected China recovery.

The best performing regional markets were Taiwan and Korea which, although have the largest forecast earnings drop for 2023, have risen by 25% and 22% respectively driven by bullishness on technology and by those looking through to recovery next year. The weakest markets were Hong Kong, Malaysia and Thailand which all fell 6% in US dollar terms while a 9% rally in Chinese stocks left the market flat on the start of the year.

Whilst the Fund has a significant overweight position to China, the Fund still outperformed its benchmark by 2.81% in the first half of the year. Leading stocks were technology names in India, Taiwan and the US (which derive over 50% of revenues from the region), health care names Australia and China and by non-Chinese consumer discretionary companies. Six Chinese companies (Baidu, China Medical System, NetEase, Nari Technology, Tencent and Venustech) made it into our list of seventeen outperformers, rising between 5% and 20% over the period.

2.	PORTFOLIO CHANGES

There were no changes to the portfolio during the period.

3.	PORTFOLIO POSITION

The fund’s major exposure is to China, accounting for 55% of the Fund which incorporates themes that offer a structural growth story such as the rise of the middle class, manufacturing upgrades, cloud computing, health care, renewable energy and electric vehicles, next generation consumer and financial services. The other main exposures, each accounting for 5% to 11% of the portfolio are to Australia, Korea, Singapore and Taiwan.

There is also 13% exposure to US stocks which generate over 50% of their revenues from the region. Relative to the benchmark the Fund is 14% overweight to China and 7% to Australia and is 8%-10% underweight to Hong Kong, Korea and Taiwan. On a sector basis our biggest overweight exposures are to technology, which consists of manufacturers and services, and to healthcare in Australia, China and Korea. The main underweights are to financials and cyclical sectors such as materials and energy.

4.	OUTLOOK

The near-term outlook is likely to be shaped by the trajectory of growth and interest rates in developed markets and by China’s economic recovery closer to home. The inflation picture in the US and Europe still looks unclear: headline inflation (including food and energy) is dropping rapidly, but the core inflation rate on which policy makers are focused is proving to be more resistant. At the mid-year point, many central banks have paused their rate hikes to assess the steep increases over the past eighteen months. Recent comments in both the US and Europe, however, suggest more increases are likely. The underlying message is that economic growth in developed markets will need to slow further, whether naturally or by force, to bring inflation rates back to target.

This has implications for Asian exports which have already seen slower volume growth, or contraction. Investment opportunities in the region are more likely to be found therefore, amongst domestic names and amongst specialised, rather than, mass market exporters. Another way of expressing this is we need to focus on market leaders or those with defendable niche market positions where demand and pricing power are more robust. Weaker regional exports are bound to exert a drag on the region, but Asian economies are far more diversified than they used to be, and the consumer plays a much more substantive role. Good companies, positioned in structural growth themes that can deliver superior earnings growth are our area of focus.

Edmund Harriss

July 2023

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of the Far East, excluding Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2023 (Unaudited)

GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	32
Portfolio Turnover:	0.0%
% of Stocks in Top 10:	48.4%

Fund Manager:
Edmund Harriss

Top 10 Holdings (% of net assets)
Broadcom Inc.	8.5%
DBS Group Holdings Ltd.	4.9%
Samsung Electronics Co., Ltd.	4.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.5%
Applied Materials Inc.	4.4%
NetEase Inc. - ADR	4.4%
Elite Material Co., Ltd.	4.3%
Autohome Inc. - ADR	4.3%
China Medical System Holdings Ltd.	4.2%
NARI Technology Co., Ltd.	4.1%

Breakdown (% of net assets)
Electronic Components - Semiconductor	17.7%
Commercial Banks	7.4%
E-Commerce/Services	6.8%
Semiconductor Components - Integrated Circuits	4.5%
Entertainment Software	4.3%
Electronic Component Miscellaneous	4.3%
Building Products - Cement/Aggregates	4.3%
Medical Products	4.1%
Machinery - General Industries	4.1%
MRI/Medical Diagnostic Imaging	3.9%
Computer Data Security	3.8%
Textile - Apparel	3.7%
Food - Dairy Products	3.4%
Travel Services	3.0%
Internet Application Software	2.9%
Photo Equipment & Supplies	2.8%
Insurance	2.7%
Batteries/Battery Systems	2.6%
Pharmaceuticals	2.5%
Auto/Truck Parts & Equipment	2.3%
Machinery - Construction & Mining	2.2%
Auto - Cars/Light Trucks	2.2%
E-Commerce/Products	2.0%
Beverages House Hold Products	1.0%
Internet & Direct Marketing Retail	0.1%
Metal Processors & Fabricators	0.0%

GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments at

June 30, 2023 (Unaudited)

Shares	Common Stocks: 99.6%	Value
	Australia: 7.0%
28,819	Corporate Travel Management Ltd.	$346,664
19,149	Sonic Healthcare Ltd.	455,472
		802,136
	China: 54.9%
8,900	Alibaba Group Holding Ltd.*	92,712
1,700	Alibaba Group Holding Ltd. - ADR*	141,695
16,900	Autohome Inc. - ADR	492,804
3,400	Baidu Inc. -ADR*	465,494
293,000	China Medical System Holdings Ltd.	479,356
66,500	China Merchants Bank Co., Ltd. - H Shares	303,605
205,000	Geely Automobile Holdings Ltd.	252,524
100,700	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	392,752
380	JD.com In. - CL A	6,457
9,000	JD.com Inc. - ADR	307,170
800	Meituan - Class B*	12,538
148,809	NARI Technology Co., Ltd. - A Shares*	473,988
5,200	NetEase Inc. - ADR	502,788
49,000	Ping An Insurance Group Company of China Ltd. - H Shares	312,689
114,600	Sany Heavy Industry Co., Ltd. - A Shares*	262,537
44,300	Shenzhou International	424,658
659,000	Sino Biopharmaceutical Ltd.	287,335
8,000	Tencent Holdings Ltd.	340,241
108,400	Venustech Group Inc. - A Shares	444,031
60,160	Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	299,973
		6,295,347
	Singapore: 4.9%
23,862	DBS Group Holdings Ltd.	557,613

	South Korea: 8.2%
38,530	Hanon Systems*	268,858
330	LG Household & Health Care Ltd.	115,585
10,050	Samsung Electronics Co., Ltd.	554,112
		938,555
	Taiwan: 11.7%
63,000	Elite Material Co., Ltd.*	496,544
4,800	Largan Precision Co., Ltd.*	329,729
2	Shin Zu Shing Co., Ltd.*	6
28,000	Taiwan Semiconductor Manufacturing Co., Ltd.	519,586
		1,345,865

GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at June 30, 2023 (Unaudited)

Shares	Common Stocks: 99.6%	Value

	United States: 12.9%
3,508	Applied Materials Inc.	$507,046
1,120	Broadcom Inc.*	971,522
		1,478,568

	Total Common Stocks	$11,418,084
	(cost $9,162,867)

	Total Investments in Securities	11,418,084
	(cost $9,162,867): 99.6%

	Other Assets less Liabilities: 0.4%	47,885

	Net Assets: 100.0%	$11,465,969

*	Non-income producing security.
ADR - American Depository Receipt

GUINNESS ATKINSON CHINA & HONG KONG FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

June 30, 2023

1.	PERFORMANCE

AVERAGE ANNUALIZED TOTAL RETURNS	6 MONTHS (ACTUAL)	1 YEAR	3 YEARS	5 YEARS	10 YEARS
FUND	-5.80%	-19.14%	-5.34%	-3.87%	2.80%

BENCHMARK INDEX:
HANG SENG COMPOSITE INDEX	-3.79%	-11.61%	-5.01%	-3.70%	2.94%

The Fund’s total expense ratio is 1.71%. For the Fund’s current six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565. The Fund imposes a 2.00% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

At the end of the first half of the year, the Fund fell 5.80% compared to the Hang Seng Composite Index which fell 3.79%.

China’s economic rebound since dropping its zero covid policy has been weaker than the market expected, leading to poor market performance after a rally lasting from Nov-22 to Jan-23. We think it is important to break down where the strengths and weaknesses in China’s economy currently lie. The rebound in consumption has been encouraging, though lower than expected. Retail sales growth has been robust, with 18% growth in April and 13% growth in May. Areas such as restaurants, shopping malls and travel are seeing the largest rebounds, after suffering the most during last year’s lockdowns. Catering sales rose by 44% in April and 35% in May.

Moving onto the weaker areas in China, it is soft industrial demand and slowing exports which are notable. The Purchasing Managers Index (PMIs) gives us a higher frequency data set from which to judge the state of manufacturing. Both the Caixin and NBS PMIs rebounded in February after an early Chinese New Year, to 51.6 and 52.6 respectively. (Note a reading above 50 indicates expanding activity while a reading below 50 indicates weakening activity, and the readings should be interpreted on a month-on-month rather than year-on-year basis). In March and April both PMIs fell but it was surprising to see both below 50 in April, as this indicated declining activity. In May, the Caixin PMI rebounded to one of its highest levels in the past year while the NBS PMI fell further. The divergence may be due to the sample set in each survey – the Caixin PMI is more geared towards private, exporting firms while the NBS PMI is more geared towards domestic facing companies.

Following strong performance at the end of last year when China started dropping its zero covid policy, Chinese markets continued to rally in January. The rally, which was led by growth stocks, peaked at the end of the month. However from this point on Chinese markets broadly fell as the macro data generally came in weaker than expected. Year-to-date value stocks have outperformed, with the MSCI China Value index falling by 1.4% in USD. Meanwhile the corresponding growth index has fallen by 9.0%. As a reminder, the Fund targets quality, profitable companies which give exposure to the structural growth themes in the China. One of the main reasons behind the outperformance of value is the enthusiasm over reforms to state owned enterprises (SOEs). The latest set of reforms aim to improve the SOEs’ operating efficiency and corporate governance, in order to improve their valuations. The reforms also aim to task the SOEs with helping China’s broader development goals, such as adopting newer technologies to increase China’s self-sufficiency in technology.

Compared to the MSCI China Index, areas which aided the Fund’s performance year-to-date were:

●	Good stock selection in Information Technology (IT), driven by Shenzhen H&T Intelligent (total return +11%) and Venustech (+9%).
●	Underweight in Consumer Discretionary as well as good stock selection. The Fund’s underweight in Meituan, Li Ning, Pinduoduo and Anta Sports contributed to good performance.
●	Good stock selection within Communication Services, driven by Netease (total return +34%).

Areas which detracted from the Fund’s performance year-to-date were:

●	Stock selection within Financials. We do not hold the large SOE banks which have rallied as value plays giving exposure to SOE reforms. We do not hold these banks because they do not give exposure to the structural growth themes we target in China. Additionally Fund holdings China Merchants Bank (total return -19%), Hong Kong Exchanges & Clearing (-12%) and AIA Group (-8%) were underperformers.
●	Underweight in Energy. We have no exposure to Energy as companies here do not give exposure to the structural growth themes we target in China. SOE companies did well as they gave exposure to SOE reforms.

2.	ACTIVITY

In the first half of the year, we sold one position and bought one position.

We sold Shengyi Technology which makes copper clad laminates (CCLs) for printed circuit boards (PCBs). Given weaker global demand for consumer technology, the earnings outlook for the business had deteriorated. On a total return basis, the prospects for TravelSky were more attractive.

We bought TravelSky, which provides services used for flight bookings such as ticket pricing, reservation and inventory systems and airport passenger processing. It also operates a centralised settlement service between airlines and travel agents. Now that China has moved on from its zero-covid policy, we are expecting a large rebound in both outbound and inbound tourism, which is likely to bode well for TravelSky.

3.	OUTLOOK

We argue now is an excellent time to be allocating to the high quality, compounder stocks we offer in the Fund. Investors, both Chinese and foreign, are bearish over the prospects over the Chinese economy and this is reflected in very attractive valuations. The portfolio is trading on a forward year price/earnings ratio of 14.2x, which is one of the lowest valuations the current set of holdings has traded at over the past decade.

But valuations are only one component of shareholder returns. In the long-term, it is earnings growth which drives the bulk of returns. Here, we think our focus on high quality, profitable stocks which give exposure to China’s structural growth themes, serves us well in finding earnings compounders. Over the past decade, the Fund’s holdings have in aggregate grown earnings per share by 8% a year (in USD). This is higher than the -1% a year growth offered by the MSCI China Index. Based on consensus analyst estimates, the Fund’s holdings are in aggregate expected to grow earnings by 22% a year over the next two years, again higher than the MSCI China Index which is expected to grow by 13% a year. To put these figures into context, the S&P 500 Index is expected to see earnings growth of only 4% a year over the same period. The current weakness in the Chinese economy has not, in our view, changed the competitive advantages our holdings have held over the past decade.

(Data as of 06/30/2023. Source: Bloomberg, Guinness calculations. Data in USD. Data for the Fund assumes an equally weighted portfolio of the current holdings. Figures for the Fund reflects the Advisor’s simulation of projected earnings growth based on actual historic data for the Fund’s current holdings)

Edmund Harriss

Sharukh Malik

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The China and/or Hong Kong stock markets in which the Fund invests may experience periods of volatility and instability. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. China and/or Hong Kong stocks may fall out of favor with investors, the value of Chinese currencies may decline relative to the U.S. dollar and/or China or Hong Kong stock markets may decline generally. The Fund invests in invest in small-cap or mid-cap, which involve additional risks such as limited liquidity and greater volatility, than investments in larger companies.

The Hang Seng Composite Index is a market capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the main board of the Hong Kong Stock Exchange. This index is unmanaged, not available for investment and does not incur expenses.

The MSCI China Index captures large and mid-cap representation covering about 85% of this China equity universe. This index is unmanaged and is not available for investment, and does not incur expenses.

The Caixin PMI measures the performance of the manufacturing sector and is derived from a survey of more private companies.

The NBS PMI measures the performance of the manufacturing sector and is derived from a survey of state companies.

Earnings Growth - The actual or expected increase in profits over two comparable periods of time.

Price/Earnings Ratio – the ratio of a company's share (stock) price to the company's earnings per share.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2023 (Unaudited)

GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	33
Portfolio Turnover:	3.8%
% of Stocks in Top 10:	38.5%

Fund Manager:
Edmund Harriss

Top 10 Holdings (% of net assets)
NetEase Inc. - ADR	5.1%
China Medical System Holdings Ltd.	4.4%
Baidu Inc.	4.1%
Shenzhen Inovance Technology Co., Ltd. - A Shares	3.9%
NARI Technology Co., Ltd. - A Shares	3.8%
Zhejiang Supor Cookware - A Shares	3.5%
Tencent Holdings Ltd.	3.5%
Venustech Group Inc. - A Shares	3.4%
Weichai Power Co., Ltd. - H Shares	3.4%
AIA Group Ltd.	3.4%

Geographic Breakdown (% of net assets)
China	90.3%
Hong Kong	9.5%

GUINNESS ATKINSON CHINA & HONG KONG FUND

Schedule of Investments

at June 30, 2023 (Unaudited)

Shares	Common Stocks: 99.8%	Value
	Appliances: 6.8%
365,400	Haier Smart Home Co., Ltd. - H Shares	$1,153,174
175,709	Zhejiang Supor Cookware - A Shares	1,209,945
		2,363,119
	Application Software: 3.3%
672,000	TravelSky Technology, Ltd.	1,144,297

	Auto/Cars - Light Trucks: 3.1%
861,000	Geely Automobile Holdings Ltd.	1,060,602

	Auto/Truck Parts & Equipment: 3.4%
797,480	Weichai Power Co., Ltd. - H Shares*	1,171,896

	Batteries/Battery System: 2.5%
173,440	Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	864,815

	Commercial Banks: 2.8%
213,000	China Merchants Bank Co., Ltd. - H Shares	972,449

	Computer Data Security: 3.4%
286,750	Venustech Group Inc. - A Shares	1,174,592

	E-Commerce/Services: 6.1%
24,500	Alibaba Group Holding Ltd.*	255,218
10,300	Alibaba Group Holding Ltd. - ADR*	858,505
1,352	JD.com Inc.	22,975
28,300	JD.com Inc. - ADR	965,879
		2,102,577
	Electronic Components: 2.6%
376,589	Shenzhen H&T Intelligent Control Co., Ltd. - A Shares	880,221

	Energy-Alternate: 6.4%
213,836	Hangzhou First Applied Materials Co., Ltd.	1,095,968
973,987	Xinyi Solar Holdings Ltd.	1,131,219
		2,227,187
	Finance: 3.1%
28,700	Hong Kong Exchanges & Clearing Ltd.	1,087,261

	Food-Dairy Products: 6.2%
416,130	Chongqing Fuling Zhacai Group Co., Ltd. - A Shares	1,050,346
275,600	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	1,074,901
		2,125,247
	Home Furniture: 3.3%
476,500	Suofeiya Home Collection - A Shares	1,142,988

GUINNESS ATKINSON CHINA & HONG KONG FUND

Schedule of Investments

at June 30, 2023 (Unaudited)

Shares	Common Stocks: 99.8%	Value
	Insurance: 6.6%
114,000	AIA Group Ltd.	$1,156,658
175,500	Ping An Insurance Group Company of China Ltd. - H Shares	1,119,938
		2,276,596
	Internet Application Software: 3.5%
28,400	Tencent Holdings Ltd.	1,207,857

	Internet Content - Entertainment: 5.1%
18,245	NetEase Inc. - ADR	1,764,109

	Internet Content - Retail: 0.1%
2,840	Meituan - Class B*	44,508

	Machinery-General Industry: 11.1%
413,568	NARI Technology Co., Ltd. - A Shares*	1,317,302
501,697	Sany Heavy Industry Co., Ltd. - A Shares*	1,149,336
153,454	Shenzhen Inovance Technology Co., Ltd. - A Shares	1,357,638
		3,824,276
	Pharmaceuticals: 10.1%
918,000	China Medical System Holdings	1,501,872
1,164,400	CSPC Pharmaceutical Group Ltd.	1,015,394
2,183,500	Sino Biopharmaceutical Ltd.	952,042
		3,469,308
	Real Estate Operations/Development: 3.1%
476,000	China Overseas Land & Investments Ltd.	1,040,985

	Retail - Apparel/Shoe: 3.1%
111,100	Shenzhou International Group Holdings Ltd.	1,065,001

	Web Portals: 4.1%
10,400	Baidu Inc.*	1,423,864

	Total Common Stocks	$34,433,755
	(cost $36,761,685)

	Total Investments in Securities	34,433,755
	(cost $36,761,685): 99.8%

	Other Assets less Liabilities: 0.2%	70,043

	Net Assets: 100.0%	$34,503,798

*	Non-income producing security.
ADR - American Depository Receipt

GUINNESS ATKINSON GLOBAL ENERGY FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2023

1.	PERFORMANCE

Average Annualized Total Returns	6 MONTHS (ACTUAL)	1 year	3 years	5 years	10 years
FUND	-4.37%	11.26%	27.89%	-0.15%	-0.10%

BENCHMARK INDEX:
MSCI WORLD ENERGY INDEX (NET RETURN)	-3.91%	13.18%	27.92%	3.45%	2.76%

Expenses: Gross 1.91% & Net 1.46%. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund’s Total Annual Operating Expenses to 1.45% through June 30, 2026.

For the Fund’s six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Given the weaker oil and gas price environment, the first half of 2023 has seen underperformance for energy equities.

Generally, companies in the Fund that underperformed over the six months were those with greatest operational leverage to falling oil and gas prices. Three of our US shale oil biased Exploration & Production companies (Devon Energy Corp -19%; EOG Resources -10%; Conocophillips -10%) were amongst the weaker performers for this reason. Amongst our European holdings, Equinor (-14%) had the highest leverage to falling international gas prices.

We saw relative strength from our Canadian holdings, in particular Imperial Oil (+7%) and Canadian Natural Resources (+4%). Canadian oil benchmarks (Western Canadian Select) started the year at an unusually wide discount to US benchmarks (WTI). That gap closed over last few months as demand for heavier Canadian crude improved, benefitting Canadian producers.

Larger European integrateds (BP +4%; Shell +8%) also outperformed, with the market warming to both companies announcing greater focus on oil and gas production when compared to long-term plans previously announced. The European majors also enjoyed 10-15% dividend increases, whilst maintaining very high dividend cover.

China was also a stronger area, with Petrochina shares up 50% over the period. Petrochina benefitted from both the fall in oil prices, which boosted the company’s refining profits, and the fall in natural gas prices, which improved midstream earnings (Petrochina had been importing Russian gas at a loss).

2.	PORTFOLIO POSITION

The sector and geographic weightings of the portfolio at June 30 2023 were as follows:

Sector breakdown	Dec. 31, 2022	Jun. 30, 2023
Integrated	55.2	55.0
Exploration and production	23.6	22.8
Drilling	0.0	0.0
Equipment and services	8.8	10.1
Refining and marketing	5.9	6.4
Storage & Transportation	4.9	4.9
Solar	0.6	0.5
Cash	0.9	0.3
Total	100	100

Geographic breakdown	Dec. 31, 2021	Jun. 30, 2023
US	48.1	46.6
Canada	15.3	16.3
UK	10.5	11.6
Europe	22.7	21.4
Hong Kong	2.5	3.8
Russia	0	0
Other	0	0
Cash	0.9	0.3
Total	100	100

3.	MARKET BACKGROUND

Having peaked in early summer 2022 at over $120/bl, oil prices drifted lower to $80/bl over the second half of last year, as extended COVID lockdowns in China and the resilience of Russian oil supply resulted in some of the worst fears around market tightness falling away. Lower prices suited OPEC+, who sought a price not so high that it damaged global GDP, but high enough that it satisfied the fiscal needs of its members. The outcome was broadly successful for OPEC+, with Brent averaging $99/bl in 2022 – a level representing an oil spend of around 4% of world GDP, which is comfortable compared to recent history. By the start of 2023, the narrative in oil markets was shifting to one of China re-opening versus sluggish prospects for GDP, and therefore oil consumption, in North America and Europe.

The Brent oil price started the year at $80/bl and, with a slight loosening in inventories in January and February, fell towards $70/bl. The announcement in early April of an OPEC+ quota cut resulted in a rebound, with Brent reaching a high for the year on April 12 of $83/bl. Brent then fell again, trading for May and June in a fairly tight range between $72 and $77/bl. On the one hand, the demand story looked robust through this period, with the IEA posting several upgrades to its global demand forecast for 2023. Set against this, stronger-than-expected production from Russia, Iran and the US kept a lid on price.

Global oil demand in 2023 was forecasted in January by the IEA to be up 1.7m b/day versus 2022, putting demand around 1m b/day ahead of its previous peak in 2019. Today, the forecast for 2023 demand growth has been upgraded to 2.4m b/day, a function of normalizing economic activity in China after COVID, underestimated strength in Russian and African consumption, and a continued recovery from the aviation sector globally.

Despite the upgrades to demand, OPEC+ opted in April to reduce their production quotas by 1.2m b/day, effective for the rest of this year. The group’s actions were supplemented by a further unliteral cut announced by Saudi in early June of 1m b/day. OPEC+’s actions appeared to be defending a Brent oil price of $80/bl+, though Saudi tend not be explicit in their messaging.

How to explain the apparent disconnect, then, between rising demand forecasts and deeper OPEC+ cuts? The answer appears to lie mainly with stronger production from various OPEC+ members operating under sanctions. At the start of the year, Russian oil supply was expected to fall by 0.8m b/day in 2023, as G7 sanctions in relation to the invasion of Ukraine started to bite. The reality has been quite different, with the majority of Russian oil being diverted to Eastern consumers, albeit under price cap. Production from Iran has also been strong, with oil reported for May to be running over 3m b/day, up from 2.6m b/day in January. Iranian oil exports are thought to have reached 1.5m b/day in May, their highest level since 2018.

As expected, there has also been reasonable growth in supply from US shale oil, which looks to be up by around 0.4m b/day since the start of the year. Production in the US is being hampered somewhat by slowing drilling productivity, as some producers start to exhaust their most productive acreage. Offsetting this, we have seen continued reliance on wells that were previously drilled but left uncompleted (DUCs), which have formed a meaningful proportion of completed wells this year.

For natural gas, the year started with prices outside the US near record highs, driven by the limiting of flows of Russian gas into Europe post their invasion of Ukraine. Europe had spent several months having to outbid other parts of the world for marginal LNG cargoes to ensure that gas in storage was sufficient through the winter. The last six months have seen a sharp reversal, with European and Asian prices dropping to around $10/mcf, still c50% above pricing before COVID, but a sharp relief when compared to peak prices at $40-50/mcf+. The turnaround can be explained by an unseasonably warm winter, particularly in Europe, which dampened heating demand for gas, and a concerted effort to swap gas for cheaper substitutes, such as gasoil. A normalizing of the supply/demand balance for gas in international markets helped lower US natural gas prices, which dropped from $4.50/mcf in January to $2.75/mcf by the end of June.

4.	OUTLOOK

Given the state of the world economy, and uncertainties around some fringe members of OPEC, the outcomes for spot oil prices in the short-term are hard to predict. What is clearer is that the incentive price for new supply has risen, now to around $75-80/bl, which coincides with the ‘floor’ for oil which Saudi are looking to defend longer-term. We see a disconnect between this longer-term floor and the oil price currently being reflected in energy equity valuations, which is closer to $60-65/bl.

Whilst global oil demand is expected to rise 2.4m b/day this year, the shape of demand growth looks skewed to the second half of the year. 1H 2023 demand looks to be up 2.1m b/day on 1H 2022, whereas 2H 2023 is expected to rise by 2.9m b/day. The IEA have recently published their first forecast for global oil demand in 2024, up by 0.8m b/day versus 2023 and taking demand to 103m b/day, over 2m b/day higher than the previous peak in 2019. This expectation is consistent with the IMF’s current global GDP growth forecast for 2024 of 3.0%. The outlook for demand in the OECD in 2024 (-0.4m b/day) is on trend with a gradual improvement in the efficiency of oil use since peak OECD demand in 2007. By contrast, non-OECD oil demand is due to be up 1.2m b/day next year, putting demand in the region 8% higher than in before COVID (vs OECD -4%).

OPEC+ continue to be led by Saudi, who are seeking still to micromanage the market through temporary surpluses. We see Saudi are a rational and intelligent operator in the oil market, targeting an oil price that provides them with a fiscal surplus ($80/bl+), but one that does not stress the world economy. Saudi’s sweet spot for oil, therefore, appears to be in the $80-100/bl range. The biggest wildcards within the OPEC+ group remain Russia and Iran. With Russian government oil & gas revenues down around 50% so far this year, Russia can either take the path of ignoring quotas and keeping production as high as possible, or falling into line with OPEC+ quotas in the hope that oil prices rise. We believe Saudi are pressuring Russia to pursue the latter course. For Iran, if a deal can be achieved with the US, it opens to the door to around 0.5m b/day of additional exports, but not much more given the recovery in Iranian exports already achieved.

In the non-OPEC world (ex US shale), capital spending is starting to pick up again, with money in particular being directed towards deepwater projects in Brazil and Guyana. That said, the low level of CAPEX being committed for the largest non-OPEC oil projects around the world in 2016-21 (averaging around $35bn, compared to around $100bn in 2010-14) is likely to drive anaemic growth/stagnation in non-OPEC (ex shale) supply for some time to come. Any uptick in spending in 2022-24 will take a number of years to feed through to improved supply. And considering the oil cost curve, it appears that industry inflation, higher taxes, plus an increasing cost of capital for hydrocarbon projects, has pushed the marginal incentive price (i.e. 75th percentile of the cost curve) to around $80/bl, up from $70/bl a year or two ago.

For US shale oil, activity has been slowing this year in the face of lower prices. The number of onshore rigs drilling for oil in the US has fallen nearly every week so far this year, the rig count now at 545 versus a peak of 627 in December 2022. Also, it seems that drilling productivity is falling (recent EIA data shows a sharp decline in new oil per rig), as the best inventory is ‘drilled out’ and producers move increasingly to second tier acreage. This also points to growth in US shale oil over the next twelve months of 0.2-0.3m b/day (and virtually all of that growth coming from the Permian basin), versus growth over last twelve months of closer to 0.8-0.9m b/day. Should demand grow as expected, sluggish growth from the US points to a higher call on OPEC to balance the market.

For international natural gas markets, the reduced flow of Russian gas into Europe continues to pose a major challenge. On the one hand, reduced demand over the winter (via price induced demand destruction and warm weather) has left gas in storage in Europe at comfortable levels, setting up well for next winter. Against this, global demand for LNG has risen this year with the re-opening of the Chinese economy post COVID, meaning it will be more difficult for Europe to attract LNG cargoes should the region experience, for example, colder 2023/24 winter. Longer-term, we see international gas prices settling in a $11-13/mcf range. This price range should be sufficient to incentivise marginal sources of LNG to be developed and shipped to the European market, which by 2025/26 should have sufficient LNG import capacity. It would also allow Europe to displace permanently almost all its Russian gas imports. An international gas price in the $11-13/mcf is well down on the highs seen in 2022, but would leave the market at a c.50% higher price point than that seen in the few years prior to COVID and the Russian invasion of Ukraine.

Lower oil and gas prices so far this year has been accompanied by a decline in oil & gas equities. The fall in energy equities leaves the price-to-book (P/B) ratio for the energy sector at the end of June at around 1.7x. This compares to the S&P 500 which, after the rally this year, trades at 4.3x. On a relative P/B basis versus the S&P500, therefore, the valuation of energy equities sits under 0.4x, still over two standard deviations below the long-term average.

At the end of June, we estimate that the valuation of our portfolio of energy equities reflected a long-term Brent/WTI oil price of around $63/bl. If the market were to price in a long-term oil price of $70/bl, it would imply around 25% upside while there would be around 55% upside at a long-term oil price of $80/bl Brent, in our view.

We estimate the 2023 free cashflow yield of our portfolio, after capital expenditure, to be around 12% and note that the expected 2023 dividend yield of the portfolio currently sits at around 4.7%. Fixed dividends in the portfolio have generally been growing, and have ample room to run further, given the high free cashflow yield.

Will Riley & Jonathan Waghorn	July 2023

The Fund invests in foreign securities, which involve political, economic, currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and do not incur expenses.

The S&P 500 is a stock market index that tracks the stocks of 500 large-cap U.S. companies.

MCF is an abbreviation denoting a thousand cubic feet of natural gas.

Price to Book Ratio (P/B Ratio) a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company’s trailing months’ earnings per share.

Free cashflow – Represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2023 (Unaudited)

GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	35
Portfolio Turnover:	3.5%
% of Stocks in Top 10:	46.5%

Fund Managers:
Tim Guinness
Will Riley
Jonathan Waghorn

Top 10 Holdings (% of net assets)
Exxon Mobil Corp.	5.9%
Total Energies SE	5.3%
Chevron Corp.	5.2%
Shell PLC	5.1%
BP PLC	5.0%
Valero Energy, Corp.	4.6%
ConocoPhillips	4.3%
Schlumberger Ltd.	3.8%
Repsol SA	3.7%
Imperial Oil Ltd.	3.6%

Geographic Breakdown (% of net assets)
United States	46.5%
Canada	16.1%
United Kingdom	6.0%
France	5.3%
Netherlands	5.1%
China	3.8%
Spain	3.7%
Norway	3.4%
Italy	3.0%
Portugal	2.9%
Austria	2.8%
Singapore	0.2%

GUINNESS ATKINSON GLOBAL ENERGY FUND

Schedule of Investments
at June 30, 2023 (Unaudited)

Shares	Common Stocks: 98.8%	Value

	Energy - Alternate Sources: 0.5%
662	Maxeon Solar Technologies Ltd.*	$18,642
4,406	SunPower Corp.*	43,179
		61,821
	Oil & Gas - Exploration & Production: 22.6%
7,505	Canadian Natural Resources Ltd.	421,993
5,056	ConocoPhillips	523,852
96,847	Deltic Energy PLC*	28,306
7,524	Devon Energy Corp.	363,710
3,273	Diamondback Energy Inc.	429,941
44,822	Diversified Energy Co., PLC	50,405
239,088	EnQuest PLC*	45,256
3,746	EOG Resources Inc.	428,692
137,690	Pharos Energy PLC	38,389
1,966	Pioneer Natural Resources Company	407,316
5,221,570	Reabold Resources PLC*	8,176
		2,746,036
	Oil & Gas - Field Services: 10.0%
6,724	Baker Hughes Company	212,546
12,586	Halliburton Company	415,212
16,846	Helix Energy Solutions Group, Inc.*	124,323
9,421	Schlumberger Ltd.	462,760
		1,214,841
	Oil & Gas - Integrated: 54.4%
103,350	BP PLC	602,838
24,122	Cenovus Energy Inc.	409,743
3,985	Chevron Corp.	627,040
25,344	Eni SpA*	365,350
14,236	Equinor ASA	414,791
6,696	Exxon Mobil Corp.	718,146
30,437	Galp Energia Sgps Sa	356,658
8,531	Imperial Oil Ltd.	436,533
8,158	OMV AG	346,378
358,000	PetroChina Co., Ltd. - H Shares	248,141
31,116	Repsol SA	453,328
20,585	Shell PLC	619,892
13,235	Suncor Energy, Inc.	388,277
11,195	Total Energies SE	644,991
		6,632,106
	Oil & Gas - Pipelines and Transportation: 4.9%
8,282	Enbridge Inc.	307,676
16,449	Kinder Morgan Inc.	283,252
		590,928

GUINNESS ATKINSON GLOBAL ENERGY FUND

Schedule of Investments
at June 30, 2023 (Unaudited)

Shares	Common Stocks: 98.8%	Value

	Oil Refining & Marketing: 6.4%
360,000	China Petroleum & Chemical	$211,296
4,810	Valero Energy, Corp.	564,213
		775,509

	Total Common Stocks	$12,021,241
	(cost $14,131,449)

	Total Investments in Securities	12,021,241
	(cost $14,131,449): 98.8%

	Other Assets less Liabilities: 1.2%	147,992

	Net Assets: 100.0%	$12,169,233

*	Non-income producing security.
PLC - Public Limited Company

GUINNESS ATKINSON GLOBAL INNOVATORS FUND
SEMI-ANNUAL REPORT FOR THE PERIOD ENDED
JUNE 30, 2023

Average Annual Total Returns	6 Months (actual)	1 Year	3 Years	5 Years	10 Years
FUND
Investor Class	26.20%	25.40%	11.22%	10.80%	12.84%
Institutional Class*	26.37%	25.69%	11.49%	11.08%	13.05%

BENCHMARK INDICES:
MSCI WORLD INDEX (Net Return)	15.09%	18.51%	12.18%	9.07%	9.50%
NASDAQ COMPOSITE INDEX	32.32%	26.17%	11.98%	13.97%	16.27%

Fund performance (Total Return in USD). Bloomberg and Guinness Atkinson Asset Management

*	Institutional Class shares commenced on December 31, 2015. The performance figures for the Institutional Class shares include the performance of Investor Class shares for the period prior to the inception date of the Institutional Class shares.

Expenses: Investor Class Gross 1.27% & Net 1.24%; Institutional Class Gross 1.10% & Net 0.99%. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund’s Total Annual Operating Expenses for Investor Class and for Institutional Class shares to 1.24% and 0.99% through June 30, 2026.

For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Summary

Over the first half of 2023, the Guinness Atkinson Global Innovators Fund produced a total return of 26.20% (in USD) vs the MSCI World Index net total return of 15.09% (in USD). The fund therefore outperformed the benchmark by 11.11%.

Performance

Following a relatively volatile first quarter, Q2 saw relative calm as equity markets ticked upwards, driven by ‘growth’ orientated stocks. The first half of 2023 can be split into a number of distinct performance periods, each with different drivers and leaders from both a style and sector perspective.

The first quarter can be broadly split into 3 distinct stages:

(1) – Recovery Rally

Many of the key market concerns from 2022 abated somewhat (inflation, China’s Covid policy, recessionary risks and an energy crisis) during the period, with renewed hope of a soft-landing. As risk-on sentiment returned, the more cyclically orientated sectors that underperformed in 2022 outperformed in January. Paired with a market view of an earlier pivot towards looser monetary policy, driving the outperformance of ‘growth’ during the period.

(2) – Market Reversal

The market reversed course in early February, as hopes of an earlier pivot away from tight monetary policy were dampened. Employment and inflation data came in surprisingly ‘hot’ in both the US and Europe, and Fed Chair Jay Powell followed with hawkish rhetoric over the future path of interest rates. Expectations of a higher and later peak rate drove the underperformance of growth relative to value.

(3) – Banking Crisis

The collapse of Silicon Valley Bank introduced a level of volatility back into markets. Equities initially reacted with a sharp sell-off, as fears of financial contagion grew. A strong policy response from regulators restored a level of confidence back into the banking system and calm back into equity markets, which rebounded over the subsequent weeks. The crisis drove a tightening of credit conditions. Tight credit conditions typically create a headwind for economic growth, driving a rotation towards higher quality companies with strong balance sheets and margins. However, tighter credit conditions were also likely to play a part in reducing inflation, also supporting growth stocks, on the basis that the exogenous shock might play a part in bringing forward looser monetary policy.

Fund performance over the first quarter can be attributed to the following:

●	The outperformance of growth in the quarter was a tailwind for the Fund.
●	An overweight position to Information Technology and Communication Services (the two best performing sectors in the period) significantly aided relative performance over the quarter. Further, good stock selection within Communication Services was also positive.
●	An underweight position to Energy and Financials (the two worst performing sectors in the period) aided relative performance versus the benchmark
●	Not owning the ‘speculative’ end of the growth spectrum was initially a drag during period (1) of 2023 as stocks that had been weakest over 2022 (which included speculative tech) rose sharply. However, over periods (2) and (3), quality growth and larger cap companies were rewarded over speculative and smaller companies, to the Fund’s benefit.

(4) Growth/AI Outperformance

The drivers of growth outperformance seen over Q2 have largely differed from the two periods of outperformance seen by the factor in Q1. Whilst the first period of outperformance was one in which equities on the whole were rallying hard, and the second period of growth outperformance was largely amidst a market correction, both were driven, in part, by interest rate expectations of when a pivot in monetary policy may occur. The latest period of ‘Growth’ outperformance was, up until early June, in the context of sideways moving equity markets. Looking deeper, however, there was a range of interesting market dynamics.

Unlike the prior two periods, ‘Growth’ outperformance was not driven by expectations of an earlier pivot to loose monetary policy. In fact, over the second quarter interest rate expectations acted as a headwind for ‘growth’ stocks, with the implied peak policy rate shifting both higher and later. Yet growth outperformed anyway. Growth outperformance in the second quarter was stark, yet was driven by just a handful of stocks. After struggling throughout 2022, ‘Big Tech’ continued on its strong run throughout 2023, and was the core source behind the outperformance of ‘growth’ and equities more broadly. Interestingly, the MSCI World would have fallen into negative territory in late May (quarter to date) had the Big Tech names not been included in the index, but instead finished +2.9% USD.

The catalyst for growth outperformance was renewed enthusiasm over Artificial Intelligence. Whilst AI is not a new phenomenon, the launch of Chat GPT earlier in the year has captured the imagination of consumers and businesses alike over 2023, and encouraged businesses across sectors to investigate the best way to leverage and incorporate the technology into their business models and operations. Investment into Artificial Intelligence was evident in company fundamentals too. Nvidia added $184bn to their market capitalization following their quarterly earnings, more than the entire market cap of close-peer Intel, with the stock surging +24% on the day of results. The company, which, for the second quarter running, ended as the Fund’s top performer, guided for revenues of $11bn in the next quarter, over 50% higher than the $7bn estimated by analysts. Soaring demand for chips required for generative AI purposes was clearly much greater than the market expected, creating a tailwind for AI-exposed stocks.

On the whole, H1 2023 was a record low for US equity market breadth. Just 32% of US stocks have outperformed the market YTD, highlighting the sharp concentration of winners. In June, we have seen the rally broaden and the outperformance of growth decelerate, as all sectors finished in positive territory. Whilst the technology sector continued to run (+6.2% in June), the performance was shared more equally with the more cyclically inclined Consumer Discretionary (+10.5%), Industrials (+9.0%) and Materials (8.3%) all outperforming the broader MSCI World.

Fund performance over the second quarter can be attributed to the following:

●	The Fund’s high relative exposure to the MSCI’s best performing sector, Information Technology, and in particular the MSCI’s top performing industry, Semiconductors, was a key source of outperformance over the period.
●	Holding ‘Big Tech’ names Apple (+17.8%), Amazon (+26.2%), Alphabet (+15.4%), Meta (+35.4%), Microsoft (+18.4%) and Nvidia (+52.3%), which all delivered double digit gains over the quarter, was a core driver of strong Fund performance. Exposure to stocks related to the secular growth theme of Artificial Intelligence acted as tailwind, as both ‘integrators’ of the technology, such as Adobe (+26.9%), and ‘enablers’, such as semiconductor equipment manufacturers KLA (+21.9%) and Lam Research (+21.6%), were driven higher.
●	The Fund suffered a slight headwind from the Fund’s Apparel names, with Nike (-9.7%) and Anta Sports (-29.1%) making up two of the bottom three performers. Weakness in PayPal (-12.1%) also acted as a headwind, as the second bottom performing stock over the period.
●	Having a zero exposure to the five weakest performing sectors, Energy, Materials, Utilities, Real Estate and Consumer Staples, all acted as a positive for relative Fund performance.

Activity

Over the first six months of 2023, we made no changes to the portfolio.

Outlook

The Fund seeks to invest in quality, innovative growth companies trading at reasonable valuations. By doing so, we seek to invest in companies that are experiencing faster profit growth, larger margins and with less susceptibility to cyclical pressures. In particular, our focus on quality growth-at-a-reasonable-price has shown it strength in avoiding the highly valued non-profitable tech businesses that have swung between large rises and falls, but ultimately underperformed significantly over the last two years.

●	Innovation: We seek companies that are exposed to secular growth themes, which should therefore be more insulated to cyclical cycles.
●	Quality: We only invest in companies with good (and ideally growing) returns on capital and strong balance sheets.
●	Growth and valuation: We look to buy good growth companies at reasonable valuations and specifically we try to avoid paying too high a premium for expected future growth – as this is inherently less predictable.
●	Conviction: We run a concentrated portfolio of 30 stocks, equally weighted.

The table below illustrates how the portfolio reflects the four key tenets of our approach of innovation, quality, growth, and conviction. The fund has superior characteristics to the broad market; higher spend on intellectual property through research and development (R&D), less capital intensiveness, higher cash flow returns on investment, with higher historic growth. The fund currently trades at a 22.9% premium to the benchmark on a PE basis which we believe is a reasonable price to pay for this attractive set of characteristics.

		Fund	MSCI World Index
	R&D / Sales	9.6%	7.0%
Innovation
	CAPEX / Sales	6.5%	8.7%
	Return-on-Capital	19.4%	6.1%
Quality
	Weighted average net debt / equity	25.9%	40.8%
	Trailing 5-year sales growth (annualized)	17.1%	3.5%
Growth (& valuation)	Estimated earnings growth (2023 vs 2022)	8.4%	8.5%
	PE (2023e)	22.0	17.9
	Number of stocks	30	1630
Conviction
	Active share	81%	-

Guinness Atkinson Asset Management, Bloomberg (data as at 30th June 2023)

There is no doubt that the macro-environment looks more attractive for equities than it may have done at the beginning of the year. Even after a banking crisis, many more rate hikes than expected, a disappointing Chinese reopening and continued earnings downgrades across the market, equities have still recovered from the depths of 2022. And it is easy to see why. Many of the core concerns that weighed heavily on equities over the prior year have diminished: the economy has remained remarkably resilient, headline inflation has fallen consistently, the hiking cycle is on pause (for now), and company earnings have, on the whole, continued to surprise to the upside.

Whilst we are not necessarily ‘bearish’ on the current macro-outlook, we do see reason for caution that we may not be ‘out of the woods’ just yet. Whilst company earnings have largely surprised to the upside over half-year, with 78% of S&P 500 companies exceeding Q1 estimates (in-line with the long-term average), this is largely in the context of cuts in earnings expectations. We note a number of leading economic indicators that may suggest an impending recession. The yield curve remains deeply inverted, with the 10 year/3 month indicator at its deepest inversion over the past 40 years – a period in which the curve has correctly indicated five out of five recessions. In the context of a seemingly resilient economy and limited progress in taming core inflation towards target levels, the Fed may yet be emboldened to maintain hawkish monetary policy, leading to later rate cuts than expected.

The culmination of these headwinds means that we could well be in a lower growth environment for the foreseeable future. As such, we believe the Fund’s focus on quality growth – that is, businesses that can continue to grow in a low growth environment stemming from structural demand drivers – remains well placed.

Ian Mortimer & Matthew Page

July 2023

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The approach of the Fund is not to provide access to the most innovative companies in the world but rather to look at companies using the ‘prism’ of innovation to highlight those we think might be winners in the future - and then only buy them if they are offering reasonable value compared to those future expectations. We are firm believers that innovative companies may outperform in the future and that a value discipline to stock selection has the potential to add to that performance.

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange.These indices are unmanaged and are not available for investment, and do not incur expenses.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

A cash flow return on investment (CFROI) is a valuation metric that acts as a proxy for a company's economic return. This return is compared to the cost of capital, or discount rate, to determine value-added potential.

Earnings growth is not representative of the Fund’s future performance.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2023 (Unaudited)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	4.9%
% of Stocks in Top 10:	39.0%

Fund Managers:
Dr. Ian Mortimer
Matthew Page

Top 10 Holdings (% of net assets)
NVIDIA Corp.	4.2%
Microsoft Corp.	4.2%
ABB Ltd.	4.0%
Amphenol Corporation	3.9%
Mastercard Inc.	3.9%
KLA-Tencor Corp.	3.8%
Lam Research Corp.	3.8%
Applied Materials Inc.	3.8%
Schneider Electric SE	3.7%
Roper Industries, Inc.	3.7%

Geographic Breakdown (% of net assets)
United States	79.6%
Switzerland	4.1%
France	3.7%
Germany	3.4%
China	3.2%
Taiwan	3.1%
Ireland	2.3%

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Schedule of Investments

at June 30, 2023 (Unaudited)

Shares	Common Stocks: 99.4%	Value
	Application Software: 13.4%
11,844	Intuit Inc.	$5,426,802
19,967	Microsoft Corp.	6,799,562
27,007	Salesforce Inc.*	5,705,499
59,538	Zoom Video Communications*	4,041,439
		21,973,302
	Athletic Footwear: 2.6%
38,964	NIKE Inc.	4,300,457

	Cable/Satellite TV: 2.6%
103,234	Comcast Corp. - Class A	4,289,373

	Commercial Services: 3.0%
73,409	PayPal Holdings, Inc.*	4,898,582

	Computers: 3.6%
30,481	Apple Inc.	5,912,400

	Diversified Manufacturing Operations: 5.9%
18,602	Danaher Corp.	4,464,480
9,821	Thermo Fisher Scientific Inc.	5,124,107
		9,588,587
	E-Commerce: 2.7%
34,200	Amazon.com Inc.*	4,458,312

	Electronic Components - Semiconductor: 11.5%
74,928	Amphenol Corporation	6,365,134
135,944	Infineon Technologies AG	5,599,361
16,349	NVIDIA Corp.	6,915,954
		18,880,449
	Enterprise Software/Services: 2.9%
9,795	Adobe Inc.*	4,789,657

	Finance - Other Services: 10.9%
48,523	Intercontinental Exchange, Inc.	5,486,981
16,115	Mastercard Inc .	6,338,030
25,051	Visa Inc.	5,949,111
		17,774,122
	Internet Content: 3.3%
18,631	Meta Platforms Inc. - Class A*	5,346,724

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Schedule of Investments

at June 30, 2023 (Unaudited)

Shares	Common Stocks: 99.4%	Value
	Machinery - Electric Utility: 4.0%
168,440	ABB Ltd.	$6,625,676

	Machinery: 3.7%
12,505	Roper Industries, Inc.	6,012,404

	Metal Instrument: 2.3%
43,317	Medtronic PLC	3,816,228

	Pharmaceutical: 2.5%
62,949	Bristol-Myers Squibb Co	4,025,588

	Power Conversion/Supply Equipment: 3.7%
33,674	Schneider Electric SE	6,122,700

	Retail - Apparel: 3.2%
514,000	ANTA Sports Products Ltd.	5,271,379

	Semiconductor: 14.5%
42,584	Applied Materials Inc.	6,155,091
12,979	KLA-Tencor Corp.	6,295,075
9,657	Lam Research Corp.	6,208,099
50,633	Taiwan Semiconductor - ADR	5,109,882
		23,768,147
	Web Portals: 3.1%
41,730	Alphabet Inc. - A Shares*	4,995,081

	Total Common Stocks	$162,849,168
	(cost $91,998,114)

	Total Investments in Securities	162,849,168
	(cost $91,998,114): 99.4%
	Other Assets less Liabilities: 0.6%	960,874
	Net Assets: 100.0%	$163,810,042

*	Non-income producing security.
ADR - American Depository Receipt PLC - Public Limited Company

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2023

1.	PERFORMANCE

Average Annualized Total Return	6 Months (actual)	1 Year	3 Years	5 Years	10 Years
Fund	-2.85%	-5.81%	-0.21%	0.25%	0.54%

BENCHMARK INDICES:
Hang Seng Markit iBoxx Offshore RMB Overall
Index	-2.48%	-4.73%	1.76%	1.78%	2.19%
RMB Cash Offshore (CNH)*	-4.76%	-7.89%	-0.92%	-1.80%	-1.68%
RMB Cash Onshore (CNY)*	-4.90%	-7.64%	-0.87%	-1.81%	-1.66%

*	Net change in exchange rate versus U.S. dollar.

Expenses: Gross 2.70% & Net 0.90%. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund’s Total Annual Operating Expenses to 0.90% through June 30, 2026.

For the Fund’s current six-months expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565. The Fund imposes a 2.00% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

In the first six months of 2023 the Fund fell -2.85% compared to the Hang Seng Markit iBoxx Offshore RMB Overall Total Return Index which fell -2.48% in USD terms and the Offshore Renminbi (CNH) which fell -4.76% against the dollar.

Despite opening the review period on a positive, economic activity in China showed further signs of slowing in the first half of the year, particularly in the manufacturing, industrial and labour sectors, and the property market stuttered. Foreign Direct Investment also softened, expanding 0.1%yoy in the first five months. China’s official manufacturing PMI did, however, improve in June, although still in contraction, while services expanded less than expected, and the June Caixin manufacturing PMI came in stronger than expected, at 50.5 (a reading above 50 denotes expansion and below 50, contraction).

The PBoC therefore lowered its key benchmark rates in June amid the slowdown in economic performance. Declining interest rates in China, noteworthy given rising interest rates in most Western economies, have also been accompanied by slower trade activity. China’s sovereign bond yields have fallen this year with the 10-year China Government Bond yield down to 2.62% from 2.81% at the start of the year. The weakness in the currency versus the dollar reflects these headwinds but it also reflects the relative strength of the dollar. Against a China-trade-weighted basket of currencies the Yuan was only -1.96% weaker and remains well above the 2019-2020 lows.

2.	PORTFOLIO CHANGES

One holding matured during the period, China Construction Bank/Singapore 2.85% 04/22/23.

3.	PORTFOLIO POSITION

Bonds issued by Government/Supranational organizations accounted for 23% of the portfolio. China financials accounted for 26% of the portfolio, and foreign financials accounted for 20%. Non-financial corporations accounted for 25% of the Fund. The valuation of the portfolio as measured by the yield to maturity was 3.56% and the duration of the portfolio was 1.24 years.

4.	OUTLOOK

China’s post-pandemic recovery has begun to show signs of slowing, as external demand and the property market drags growth. Confidence appears low, as such businesses are reluctant to invest and hire. Given the weaker-than-expected rebound we expect policymakers to deploy further fiscal stimulus. The PBoC has eased key policy rates, however, this may not be enough to support sustainable growth; there is also plenty of room for targeted monetary policy easing, especially given the low inflation backdrop. We are confident that policymakers can navigate this period of weakness as there has sufficient firepower available, including China’s USD3tn worth or reserves. However, under Xi Jinping, who has a higher tolerance for slower growth we expect to see targeted, rather than broad-based stimulus.

The PBoC’s Yi Gang, sounded upbeat about China’s economic recovery, stating that China should meet its growth targets as expansion in the second half is expected to be “relatively high” due to base effects. On inflation, Li expects CPI to gradually pick-up with annual inflation forecast to surpass 1% by the end of the year. Li also reiterated the central bank’s commitment to targeted monetary policy and support for the real economy; he said last month that there was “plenty of room in interest rates”.

With ongoing reforms and reopening policies, China remains an attractive destination for foreign investors looking to tap into its market and participate in its economic development. In May we heard of the official launch of the China-Hong Kong Swap Connect, which will allow international investors access to China’s USD3tn interest rates swaps market. The platform will initially have a CNY20bn (USD 2.89bn) daily limit, which should be easily reached. Clearly the yield differential between US Treasurys and China onshore bonds has seen a decrease in offshore investors, however, as access to Chinese onshore securities gets easier and trading costs are less expensive, China’s sovereign bonds should be more attractive as they not only offer stability but also diversification.

We maintain that the renminbi is undervalued and expect it to appreciate in the long term, particularly as growth picks up in the second half of the year, and when interest rate differentials begin to shrink once the Fed commences an easing cycle.

Edmund Harriss

July 2023

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments.

Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographic regions.

The Hang Seng Markit iBoxx Offshore RMB Bond Index family (“HSM iBoxx”) is designed to track the performance of the offshore RMB bond market. This index is unmanaged and not available for investment, and does not incur expenses.

The RMB Cash Offshore (CNH) is the currency code for renminbi traded outside China in the offshore market.

The RMB Cash Onshore (CNY) is the international currency code for the renminbi.

Yield to maturity is the total return anticipated on a bond if the bond is held until it matures.

SEC 30-day Yield: 2.79% (subsidized); 0.44% (unsubsidized). The unsubsidized SEC yield is calculated with a standardized formula mandated by the SEC. The formula is based on maximum offering price per share and does not reflect waivers in effect.

Duration is expressed in the form of number of years and measures a bond's sensitivity to change in interest rates.

To be specific, it measures the change in market value of security due to 1% change in interest rates. Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2023 (Unaudited)

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

# of Holdings in Portfolio:	22
Portfolio Turnover:	0.0%
% of Investments in Top 10:	56.1%

Top 10 Holdings (% of net assets)
First Abu Dhabi Bank, 3.400%, 08/18/25	13.1%
BMW Finance, 2.800%, 8/11/23	9.9%
Standard Chartered PLC 4.350%, 03/18/26	6.7%
CBQ Finance Ltd., 4.000%, 08/05/23	6.6%
China Development Bank, 3.230%, 11/27/25	3.3%
Agriculture Development Bank of China 3.400%, 11/06/24	3.3%
Export-Import Bank of Korea, 4.500%, 01/27/24	3.3%
Bank of Communications Bank Co., Ltd., 3.200%, 03/21/24	3.3%
QNB Finance Ltd., 3.800%, 06/17/25	3.3%
Bank of China, 3.080%, 04/28/26	3.3%

Fund Managers:
Edmund Harriss

Geographic Breakdown (% of net assets)
China	19.8%
Netherlands	13.2%
United Arab Emirates	13.1%
British Virgin Islands	9.8%
Hong Kong	9.2%
United Kingdom	6.7%
Cayman Islands	6.6%
Bermuda	6.6%
South Korea	3.3%
Germany	3.3%
Supranational	3.3%

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Schedule of Investments

at June 30, 2023 (Unaudited)

Principal Amount
(CNH)	Corporate Bonds: 94.9%	Value
	Auto-Cars/Light Trucks: 13.2%
3,000,000	BMW Finance, 2.800%, 08/11/23	$412,659
1,000,000	Volkswagen International Finance NV, 2.900%, 01/21/24	137,483
		550,142
	Commercial Banks: 39.5%
1,000,000	Bank of China, 3.080%, 04/28/26	137,813
1,000,000	Bank of Communications Bank Co., Ltd., 3.200%, 03/21/24	138,030
2,000,000	CBQ Finance Ltd., 4.000%, 08/05/23	275,365
4,000,000	First Abu Dhabi Bank, 3.400%, 08/18/25	547,769
1,000,000	QNB Finance Ltd., 3.800%, 06/17/25	137,925
1,000,000	QNB Finance Ltd., 3.900%, 06/17/25	137,542
2,000,000	Standard Chartered PLC 4.350%, 03/18/26	278,017
		1,652,461
	Diversified Banks: 3.2%
1,000,000	HSBC Holding, 3.400%, 06/29/27	136,095

	Diversified Operations: 3.3%
1,000,000	Wharf Finance Lrd., 3.250%, 01/14/24	137,667

	Export/Import Bank: 19.9%
1,000,000	Agriculture Development Bank of China 3.400%, 11/06/24	138,997
1,000,000	China Development Bank, 3.030%, 11/27/23	137,813
1,000,000	China Development Bank, 3.230%, 11/27/25	139,224
1,000,000	European International Bank, 2.700%, 04/22/24	137,597
1,000,000	Export-Import Bank of Korea, 4.500%, 01/27/24	138,890
1,000,000	Kreditanstalt Fuer Wiederaufbau, 2.700%, 03/25/24	137,696
		830,217
	Finance-Mtg Loan/Banker: 3.3%
1,000,000	Hong Kong Mortgage Corp. Ltd., 2.700%, 02/09/24	137,559
	Municipal City: 3.3%
1,000,000	Municipality of Shenzhen China, 2.900%, 10/19/26	136,744
	Transportation Services: 2.6%
1,000,000	GLP China Holding Ltd., 4.000%, 02/7/24	109,630
	Real Estate Operator/Developer: 6.6%
1,000,000	Sun Hung Kai Properties 3.200%, 08/14/27	136,631
1,000,000	Wharf Real Estate Investment Company Ltd., 3.200%, 09/15/23	137,622
		274,253

	Total Corporate Bonds	$3,964,768
	(cost $4,370,754)
	Total Investments in Securities	3,964,768
	(cost $4,370,754): 94.9%
	China Yuan (Offshore): 9.2%	382,767
	Liabilities less Other Assets: (4.1%)	(170,821)
	Net Assets: 100.0%	$4,176,714

CNH - The official currency of the People’s Republic of China.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

at June 30, 2023 (Unaudited)

	Alternative	Asia	China &
	Energy	Focus	Hong Kong
	Fund	Fund	Fund
Assets
Investments in securities, at cost	$30,096,923	$9,162,867	$36,761,685
Investments in securities, at value	$31,725,044	$11,418,084	$34,433,755
Cash	1,870,245	22,458	-
Cash denominated in foreign currency
(cost of $33,774, $29,426 and $92,939, respectively)	33,774	29,117	92,875
Receivables:
Securities sold	10,231	-	-
Fund shares sold	30,971	-	-
Dividends and interest	46,603	26,261	115,286
Tax reclaim	18,497	-	-
Prepaid expenses	12,319	12,135	13,516
Total Assets	33,747,684	11,508,055	34,655,432

Liabilities
Overdraft due to custodian bank	-	-	72,362
Payable for securities purchased	23,280	-	-
Payable for Fund shares redeemed	23,440	-	1,179
Due to Advisor, net	7,665	5,551	32,212
Accrued administration fees	181	769	375
Accrued shareholder servicing plan fees	1,466	2,591	3,799
Audit fees	8,371	12,479	12,633
CCO fees	256	830	1,696
Custody fees	821	3,572	6,206
Fund Accounting fees	2,352	5,922	5,011
Legal fees	1,036	1,412	1,096
Miscellaneous fees	204	632	650
Printing fees	1,191	3,218	4,853
Transfer Agent fees	1,653	4,902	9,307
Trustee fees	159	208	255
Total Liabilities	72,075	42,086	151,634

Net Assets	$33,675,609	$11,465,969	$34,503,798

Composition of Net Assets
Paid-in capital	$62,065,196	$9,315,478	$37,347,661
Total distributable earnings (loss)	(28,389,587)	2,150,491	(2,843,863)
Net Assets	$33,675,609	$11,465,969	$34,503,798

Number of shares issued and outstanding (unlimited shares authorized, no par value)	5,314,998	767,426	2,415,057

Net asset value per share	$6.34	$14.94	$14.29

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

at June 30, 2023 (Unaudited)

	Global	Global	Renminbi
	Energy	Innovators	Yuan & Bond
	Fund	Fund	Fund
Assets
Investments in securities, at cost	$14,131,449	$91,998,114	$4,370,754
Investments in securities, at value	$12,021,241	$162,849,168	$3,964,768
Cash	47,206	2,898,137	-
Cash denominated in foreign currency
(cost of $10,873, $0, and $382,756, respectively)	10,873	-	382,767
Receivables:
Fund shares sold	411	107,212	-
Dividends and interest	34,259	110,465	62,094
Tax reclaim	91,988	248,115	-
Due from Advisor, net	2,065	-	6,596
Prepaid expenses	12,523	23,298	12,476
Total Assets	12,220,566	166,236,395	4,428,701
Liabilities
Overdraft due to custodian bank	-	-	227,669
Payable for securities purchased	-	2,202,447	-
Payable for Fund shares redeemed	15,492	70,370	1,797
Due to Advisor, net	-	93,299	-
Accrued administration fees	641	2,051	323
Accrued shareholder servicing plan fees	1,513	14,168	1,081
Audit fees	12,899	12,635	6,166
CCO fees	384	1,800	358
Custody fees	4,721	2,676	906
Fund Accounting fees	7,126	8,798	7,881
Legal fees	990	896	331
Miscellaneous fees	474	959	362
Printing fees	3,053	4,255	2,019
Transfer Agent fees	3,461	10,750	1,418
Trustee fees	579	1,249	219
Other accrued expenses	-	-	1,457
Total Liabilities	51,333	2,426,353	251,987
Net Assets	$12,169,233	$163,810,042	$4,176,714

Composition of Net Assets
Paid-in capital	$39,895,753	$87,697,293	$9,007,981
Total distributable earnings (loss)	(27,726,520)	76,112,749	(4,831,267)
Net Assets	$12,169,233	$163,810,042	$4,176,714

Number of shares issued and outstanding (unlimited shares authorized, no par value)	535,150	-	383,769
Net asset value per share	$22.74	-	$10.88

Net asset value per share per Class:
Investor Class shares:
Net assets applicable to shares outstanding		$122,991,553
Shares of beneficial interest issued and outstanding		2,498,438
Net asset value per share		$49.23
Institutional Class shares:
Net assets applicable to shares outstanding		$40,818,489
Shares of beneficial interest issued and outstanding		816,572
Net asset value per share		$49.99

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2023 (Unaudited)

	Alternative	Asia	China &
	Energy	Focus	Hong Kong
	Fund	Fund	Fund
Investment Income
Dividends*	$222,542	$143,258	$467,425
Total income	222,542	143,258	467,425

Expenses
Advisory fees	156,256	57,549	188,637
Shareholder servicing plan fees	32,339	6,906	19,845
Transfer agent fees and expenses	14,989	12,969	21,869
Fund accounting fee and expenses	13,134	14,748	14,761
Administration fees	7,761	3,762	11,125
Custody fees and expenses	3,055	5,675	14,321
Audit fees	9,075	12,397	12,397
Legal fees	15,276	4,768	18,462
Registration fees	10,909	8,728	10,909
Printing	5,986	4,165	5,348
Trustees' fees and expenses	3,513	3,374	5,115
Insurance	1,062	626	2,159
CCO fees and expenses	4,521	3,701	6,585
Miscellaneous	2,109	1,931	2,550
Interest expense	-	-	1,200
Total expenses	279,985	141,299	335,283
Plus: fees and expenses recaptured	42,609	-	-
Less: fees waived and expenses absorbed	(26,972)	(27,353)	-
Net expenses	295,622	113,946	335,283
Net Investment Income (Loss)	(73,080)	29,312	132,142

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	859,704	-	(280,810)
Foreign currency	(8,654)	(1,168)	(14,211)
	851,050	(1,168)	(295,021)
Net change in unrealized appreciation (depreciation) on:
Investments	1,505,327	571,192	(1,967,380)
Foreign currency	979	311	7,159
	1,506,306	571,503	(1,960,221)

Net realized and unrealized gain on investments and foreign currency	2,357,356	570,335	(2,255,242)
Net Increase (Decrease) in Net Assets from Operations	$2,284,276	$599,647	$(2,123,100)

*	Net of foreign tax withheld of $18,863 , $8,886, and $29,082, respectively.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2023 (Unaudited)

	Global	Global	Renminbi
	Energy	Innovators	Yuan & Bond
	Fund	Fund	Fund
Investment Income
Dividends*	$334,479	$872,516	$-
Interest	-	-	70,296
Total income	334,479	872,516	70,296
Expenses
Advisory fees	52,041	558,964	12,797
Shareholder servicing plan fees	13,184	-	1,563
Investor Class	-	103,165	-
Transfer agent fees and expenses	10,731	-	7,781
Investor Class	-	30,985	-
Institutional Class	-	12,270	-
Fund accounting fee and expenses	16,301	13,682	14,167
Administration fees	4,830	44,400	1,617
Institutional Class	-	2,480	-
Custody fees and expenses	7,376	5,033	3,099
Audit fees	12,697	12,397	6,447
Legal fees	8,558	72,966	2,451
Registration fees	8,927	-	9,173
Investor Class	-	11,653	-
Institutional Class	-	10,067	-
Printing	4,811	6,788	2,976
Trustees' fees and expenses	3,075	18,097	2,877
Insurance	962	7,964	217
CCO fees and expenses	3,960	16,305	2,932
Miscellaneous	1,987	6,236	2,017
Interest expense	1,601	1,180	1,699
Total expenses	151,041	934,632	71,813
Less: fees waived and expenses absorbed	(48,828)	(56,074)	(49,173)
Net expenses	102,213	878,558	22,640
Net Investment Income (Loss)	232,266	(6,042)	47,656
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	343,486	4,723,845	(165,616)
Foreign currency	(4,138)	(2,342)	(19,063)
	339,348	4,721,503	(184,679)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,352,400)	29,958,431	16,047
Foreign currency	831	6,642	(6,642)
	(1,351,569)	29,965,073	9,405
Net realized and unrealized gain (loss) on investments and foreign currency	(1,012,221)	34,686,576	(175,274)
Net Increase (Decrease) in Net Assets from Operations	$(779,955)	$34,680,534	$(127,618)

* Net of foreign tax withheld of $33,416, $52,760, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2023†	December 31, 2022	June 30, 2023†	December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$(73,080)	$(232,977)	$29,312	$15,300
Net realized gain (loss) on:
Investments	859,704	1,091,948	-	318,401
Foreign currency	(8,654)	(13,678)	(1,168)	(1,433)
Net change in unrealized appreciation (depreciation) on:
Investments	1,505,327	(5,023,786)	571,192	(4,895,895)
Foreign currency	979	(456)	311	(726)
Net increase (decrease) in net assets resulting from operations	2,284,276	(4,178,949)	599,647	(4,564,353)

Distributions to Shareholders
Net dividends and distributions	-	-	-	(366,871)
Total distributions to shareholders	-	-	-	(366,871)

Capital Transactions
Proceeds from shares sold	7,871,189	7,259,952	186,202	396,192
Reinvestment of distributions	-	-	-	311,968
Cost of shares redeemed	(3,948,050)	(7,786,751)	(336,370)	(1,127,822)
Net change in net assets from capital transactions	3,923,139	(526,799)	(150,168)	(419,662)

Total increase (decrease) in net assets	6,207,415	(4,705,748)	449,479	(5,350,886)

Net Assets
Beginning of period	27,468,194	32,173,942	11,016,490	16,367,376
End of period	$33,675,609	$27,468,194	$11,465,969	$11,016,490

Capital Share Activity
Shares sold	1,255,706	1,235,680	12,802	22,713
Shares issued on reinvestment	-	-	-	22,016
Shares redeemed	(629,523)	(1,342,405)	(22,765)	(71,404)
Net increase (decrease) in shares outstanding	626,183	(106,725)	(9,963)	(26,675)

† Unaudited

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund
	Six Months Ended	Year Ended
	June 30, 2023†	December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$132,142	$198,582
Net realized gain (loss) on:
Investments	(280,810)	(362,733)
Foreign currency	(14,211)	19,064
Net change in unrealized appreciation (depreciation) on:
Investments	(1,967,380)	(12,999,286)
Foreign currency	7,159	(7,446)
Net decrease in net assets resulting from operations	(2,123,100)	(13,151,819)

Distributions to Shareholders
Net dividends and distributions	-	(348,093)
Total distributions to shareholders	-	(348,093)

Capital Transactions
Proceeds from shares sold	296,183	1,846,506
Reinvestment of distributions	-	333,077
Cost of shares redeemed	(1,789,545)	(7,284,316)
Net change in net assets from capital transactions	(1,493,362)	(5,104,733)

Total decrease in net assets	(3,616,462)	(18,604,645)

Net Assets
Beginning of period	38,120,260	56,724,905
End of period	$34,503,798	$38,120,260

Capital Share Activity
Shares sold	18,552	123,431
Shares issued on reinvestment	-	22,521
Shares redeemed	(117,199)	(461,441)
Net decrease in shares outstanding	(98,647)	(315,489)

† Unaudited

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Global Energy Fund
	Six Months Ended	Year Ended
	June 30, 2023†	December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$232,266	$503,288
Net realized gain (loss) on:
Investments	343,486	1,590,855
Foreign currency	(4,138)	628
Net change in unrealized appreciation (depreciation) on:
Investments	(1,352,400)	1,866,420
Foreign currency	831	(1,331)
Net increase (decrease) in net assets resulting from operations	(779,955)	3,959,860
Distributions to Shareholders
Net dividends and distributions	-	(25,242)
Total distributions to shareholders	-	(25,242)
Capital Transactions
Proceeds from shares sold	1,539,869	12,503,360
Reinvestment of distributions	-	23,992
Cost of shares redeemed	(4,810,599)	(12,495,757)
Net change in net assets from capital transactions	(3,270,730)	31,595
Total increase (decrease) in net assets	(4,050,685)	3,966,213
Net Assets
Beginning of period	16,219,918	12,253,705
End of period	$12,169,233	$16,219,918
Capital Share Activity
Shares sold	65,840	593,584
Shares issued on reinvestment	-	984
Shares redeemed	(212,634)	(603,899)
Net decrease in shares outstanding	(146,794)	(9,331)

†Unaudited

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Global Innovators Fund
	Six Months Ended	Year Ended
	June 30, 2023†	December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment loss	$(6,042)	$(119,929)
Net realized gain (loss) on:
Investments	4,723,845	14,463,302
Foreign currency	(2,342)	(5,993)
Net change in unrealized appreciation (depreciation) on:
Investments	29,958,431	(78,803,732)
Foreign currency	6,642	(5,530)
Net increase (decrease) in net assets resulting from operations	34,680,534	(64,471,882)
Distributions to Shareholders
Net dividends and distributions:
Investor Class	-	(11,640,951)
Institutional Class	-	(3,927,457)
Total distributions to shareholders	-	(15,568,408)
Capital Transactions
Proceeds from shares sold:
Investor Class	2,966,289	7,460,710
Institutional Class	1,912,041	6,847,256
Reinvestment of distributions:
Investor Class	-	11,284,764
Institutional Class	-	2,325,495
Cost of shares redeemed:
Investor Class	(6,663,307)	(20,684,496)
Institutional Class	(3,442,559)	(18,781,950)
Net change in net assets from capital transactions	(5,227,536)	(11,548,221)
Total increase (decrease) in net assets	29,452,998	(91,588,511)
Net Assets
Beginning of period	134,357,044	225,945,555
End of period	$163,810,042	$134,357,044
Capital Share Activity
Shares sold:
Investor Class	66,959	155,886
Institutional Class	42,327	146,265
Shares issued on reinvestment:
Investor Class	-	273,702
Institutional Class	-	55,621
Shares redeemed:
Investor Class	(150,748)	(448,632)
Institutional Class	(76,007)	(381,545)
Net decrease in shares outstanding	(117,469)	(198,703)

† Unaudited

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Renminbi Yuan & Bond Fund
	Six Months Ended	Year Ended
	June 30, 2023†	December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$47,656	$97,150
Net realized gain (loss) on:
Investments	(165,616)	10,387
Foreign currency	(19,063)	(50,983)
Net change in unrealized appreciation (depreciation) on:
Investments	16,047	(542,927)
Foreign currency	(6,642)	(11,232)
Net decrease in net assets resulting from operations	(127,618)	(497,605)
Distributions to Shareholders
Net dividends and distributions	(24,048)	(81,320)
Total distributions to shareholders	(24,048)	(81,320)
Capital Transactions
Proceeds from shares sold	293,385	1,119,451
Reinvestment of distributions	21,124	72,156
Cost of shares redeemed	(658,686)	(1,346,936)
Net change in net assets from capital transactions	(344,177)	(155,329)
Total decrease in net assets	(495,843)	(734,254)
Net Assets
Beginning of period	4,672,557	5,406,811
End of period	$4,176,714	$4,672,557
Capital Share Activity
Shares sold	25,293	94,434
Shares issued on reinvestment	1,888	6,365
Shares redeemed	(58,145)	(114,479)
Net decrease in shares outstanding	(30,964)	(13,680)

†Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months
	Ended		Year Ended December 31,
Alternative Energy Fund	June 30, 2023*		2022	2021	2020	2019	2018

Net asset value, beginning of period	$5.86		$6.71	$6.19	$3.32	$2.55	$3.02

Income from investment operations:
Net investment income (loss)	(0.01)		(0.05)	(0.06)	(0.03)	(0.01)	-
Net realized and unrealized gain (loss)
on investments and foreign currency	0.49		(0.80)	0.58	2.90	0.78	(0.47)
Total from investment operations	0.48		(0.85)	0.52	2.87	0.77	(0.47)

Less distributions:
From net investment income	-		-	-	-	-	- (1)
Total distributions	-		-	-	-	-	-

Net asset value, end of period	$6.34		$5.86	$6.71	$6.19	$3.32	$2.55

Total return	8.19	%(2)	(12.67%)	8.40%	86.45%	30.20%	(15.49%)

Ratios/supplemental data:
Net assets, end of period (millions)	$33.7		$27.5	$32.2	$26.9	$9.2	$7.9

Ratio of expenses to average net assets:
Before fee waived/recaptured	1.73	%(3)	1.90%	1.73%	2.46%	3.00%	2.57%
After fees waived/recaptured (4)	1.83	%(3)	1.98%	1.98%	1.98%	1.98%	1.98%

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.35	%)(3)	(0.79%)	(0.61%)	(1.40%)	(1.15%)	(0.43%)
After fees waived/recaptured	(0.45	%)(3)	(0.87%)	(0.86%)	(0.92%)	(0.13%)	0.16%

Portfolio turnover rate	7.27	%(2)	17.75%	29.03%	35.00%	43.19%	36.54%

*	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized
(3)	Annualized
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.10%, prior to June 1, 2023, the limit on operating expenses was
1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months
	Ended		Year Ended December 31,
Asia Focus Fund	June 30, 2023*		2022	2021	2020	2019	2018

Net asset value, beginning of period	$14.17		$20.36	$23.76	$20.03	$16.58	$22.58

Income from investment operations:
Net investment income (loss)	0.06		0.02	(0.08)	0.01	0.21	0.26
Net realized and unrealized gain (loss)
on investments and foreign currency	0.71		(5.73)	(1.46)	5.09	4.56	(4.83)
Total from investment operations	0.77		(5.71)	(1.54)	5.10	4.77	(4.57)

Less distributions:
From net investment income	-		-	-	(0.10)	(0.12)	(0.26)
From net realized gain	-		(0.48)	(1.86)	(1.27)	(1.20)	(1.18)
Total distributions	-		(0.48)	(1.86)	(1.37)	(1.32)	(1.44)

Redemption fee proceeds	-		-	-	- (1)	- (1)	0.01

Net asset value, end of period	$14.94		$14.17	$20.36	$23.76	$20.03	$16.58

Total return	5.43	%(2)	(28.03)%	(6.32)%	25.93%	29.20%	(20.45)%

Ratios/supplemental data:
Net assets, end of period (millions)	$11.5		$11.0	$16.4	$19.1	$17.4	$15.1

Ratio of expenses to average net assets:
Before fees waived	2.46	%(3)	2.36%	1.89%	2.21%	2.27%	2.01%
After fees waived (4)	1.98	%(3)	1.98%	1.98%	1.98%	1.98%	1.99	%(5)

Ratio of net investment income (loss) to average net assets:
Before fees waived	0.03	%(3)	(0.26%)	(0.26%)	(0.24%)	0.85%	1.14%
After fees waived	0.51	%(3)	0.12%	(0.35%)	(0.01%)	1.14%	1.16%

Portfolio turnover rate	0.00	%(2)	6.00%	29.05%	30.24%	19.56%	31.97%

*	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized
(3)	Annualized

(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(5)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months
	Ended		Year Ended December 31,
China & Hong Kong Fund	June 30, 2023*		2022		2021	2020		2019	2018

Net asset value, beginning of period	$15.16		$20.05		$25.92	$23.49		$18.92	$26.55

Income from investment operations:
Net investment income	0.06		0.08		0.05	0.16		0.37	0.33
Net realized and unrealized gain (loss)
on investments and foreign currency	(0.93)		(4.84)		(1.83)	3.20		5.23	(5.59)
Total from investment operations	(0.87)		(4.76)		(1.78)	3.36		5.60	(5.26)

Less distributions:
From net investment income	-		(0.05)		(0.07)	(0.20)		(0.43)	(0.31)
From net realized gain	-		(0.08)		(4.02)	(0.73)		(0.60)	(2.06)
Total distributions	-		(0.13)		(4.09)	(0.93)		(1.03)	(2.37)

Redemption fee proceeds	-		-		- (1)	-	(1)	- (1)	- (1)

Net asset value, end of period	$14.29		$15.16		$20.05	$25.92		$23.49	$18.92

Total return	(5.80	%)(2)	(23.71%)		(6.70%)	14.54%		30.00%	(20.21%)

Ratios/supplemental data:
Net assets, end of period (millions)	$34.5		$38.1		$56.7	$66.5		$67.6	$56.6

Ratio of expenses to average net assets: (4)	1.78	%(3)(5)	1.71	%(5)	1.50%	1.60	%(5)	1.69%	1.54%

Ratio of net investment income to average net assets:	0.70	%(3)	0.45%		0.20%	0.59%		1.61%	1.27%

Portfolio turnover rate	3.79	%(2)	17.46%		29.82%	45.40%		24.18%	22.27%

*	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized
(3)	Annualized
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(5)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the period ended June 30, 2023 and 0.01% and 0.02% for the years ended December 31, 2022 and 2020, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months
	Ended		Year Ended December 31,
Global Energy Fund	June 30, 2023*		2022		2021		2020		2019	2018

Net asset value, beginning of period	$23.78		$17.73		$12.47		$19.62		$18.13	$22.71

Income from investment operations:
Net investment income	0.64		0.74		0.49		0.45		0.45	0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(1.68)		5.35		5.23		(7.15)		1.42	(4.56)

Total from investment operations	(1.04)		6.09		5.72		(6.70)		1.87	(4.27)

Less distributions:
From net investment income	-		(0.04)		(0.46)		(0.45)		(0.38)	(0.30)
From net realized gain	-		-		-		-		-	(0.01)
Total distributions	-		(0.04)		(0.46)		(0.45)		(0.38)	(0.31)

Net asset value, end of period	$22.74		$23.78		$17.73		$12.47		$19.62	$18.13

Total return	(4.37	%)(1)	34.33%		45.98%		(34.22%)		10.40%	(18.92%)

Ratios/supplemental data:
Net assets, end of period (millions)	$12.2		$16.2		$12.3		$8.7		$16.8	$19.6

Ratio of expenses to average net assets
Before fees waived/recaptured	2.18	%(2)	1.91%		1.99%		2.56%		1.91%	1.60%
After fees waived/recaptured (3)	1.47	%(2)(4)	1.46	%(4)	1.46	%(4)	1.46	%(4)	1.45%	1.45%

Ratio of net investment income to average net assets
Before fees waived/recaptured	2.64	%(2)	2.55%		2.40%		2.39%		1.65%	1.04%
After fees waived/recaptured	3.35	%(2)	3.00%		2.93%		3.49%		2.11%	1.19%

Portfolio turnover rate	3.53	%(1)	70.54%		49.58%		15.49%		9.81%	14.39%

*	Unaudited
(1)	Not Annualized
(2)	Annualized

(3)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(4)	If interest expense had been excluded, expenses would have been lowered by 0.02% for the period ended June 30, 2023 and by 0.01%, 0.01% and 0.01% for the years ended December 31, 2022, 2021 and 2020, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months
	Ended		Year Ended December 31,
Global Innovators Fund - Investor Class	June 30, 2023*		2022	2021	2020	2019	2018

Net asset value, beginning of period	$39.01		$62.04	$60.53	$45.66	$34.89	$44.98

Income from investment operations:
Net investment income (loss)	(0.02)		(0.07)	(0.20)	(0.06)	0.12	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	10.24		(18.08)	12.77	16.53	12.73	(7.56)
Total from investment operations	10.22		(18.15)	12.57	16.47	12.85	(7.43)

Less distributions:
From net investment income	-		-	-	-	(0.11)	(0.15)
From net realized gain	-		(4.88)	(11.06)	(1.60)	(1.97)	(2.51)
Total distributions	-		(4.88)	(11.06)	(1.60)	(2.08)	(2.66)

Net asset value, end of period	$49.23		$39.01	$62.04	$60.53	$45.66	$34.89

Total return	26.20	%(1)	(29.67%)	21.52%	36.17%	37.00%	(16.80%)

Ratios/supplemental data:
Net assets, end of period (millions)	$123.0		$100.7	$161.4	$147.8	$134.8	$131.2

Ratio of expenses to average net assets:
Before fees waived/recaptured	1.28	%(2)	1.27%	1.17%	1.24%	1.35%	1.30%
After fees waived/recaptured (3)	1.24	%(2)	1.24%	1.24%	1.24%	1.24%	1.25	%(4)

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.11	%)(2)	(0.17%)	(0.25%)	(0.10%)	0.17%	0.23%
After fees waived/recaptured	(0.07	%)(2)	(0.14%)	(0.32%)	(0.10%)	0.28%	0.28%

Portfolio turnover rate	4.93	%(1)	14.66%	19.01%	14.44%	15.56%	28.93%

*	Unaudited
(1)	Not annualized.
(2)	Annualized.
(3)	The Advisor has contractually agreed to limit the operating expenses to 1.24% excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(4)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months
	Ended		Year Ended December 31,
Global Innovators Fund - Institutional Class	June 30, 2023*		2022	2021	2020	2019	2018
Net asset value, beginning of period	$39.56		$62.68	$60.89	$45.84	$34.99	$45.08

Income from investment operations:
Net investment income (loss)	0.04		0.06	(0.04)	0.07	0.22	0.24
Net realized and unrealized gain (loss) on investments and foreign currency	10.39		(18.30)	12.89	16.60	12.79	(7.58)
Total from investment operations	10.43		(18.24)	12.85	16.67	13.01	(7.34)

Less distributions:
From net investment income	-		-	-	(0.02)	(0.19)	(0.24)
From net realized gain	-		(4.88)	(11.06)	(1.60)	(1.97)	(2.51)
Total distributions	-		(4.88)	(11.06)	(1.62)	(2.16)	(2.75)

Net asset value, end of period	$49.99		$39.56	$62.68	$60.89	$45.84	$34.99

Total return	26.37	%(1)	(29.51%)	21.86%	36.46%	37.35%	(16.59%)

Ratios/supplemental data:
Net assets, end of period (millions)	$40.8		$33.6	$64.6	$55.2	$45.9	$33.6

Ratio of expenses to average net assets:
Before fees waived	1.16	%(2)	1.10%	0.99%	1.07%	1.21%	1.13%
After fees waived (3)	0.99	%(2)	0.99%	0.99%	0.99%	0.99%	1.00	%(4)

Ratio of net investment income (loss) to average net assets:
Before fees waived	0.01	%(2)	0.01%	(0.08%)	0.06%	0.31%	0.40%
After fees waived	0.18	%(2)	0.12%	(0.08%)	0.14%	0.53%	0.53%

Portfolio turnover rate	4.93	%(1)	14.66%	19.01%	14.44%	15.56%	28.93%

*	Unaudited
(1)	Not annualized.
(2)	Annualized.
(3)	The Advisor has contractually agreed to limit the operating expenses of the Fund's Institutional Class to 0.99%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(4)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months
	Ended		Year Ended December 31,
Renminbi Yuan & Bond Fund	June 30, 2023*		2022	2021	2020		2019	2018

Net asset value, beginning of period	$11.27		$12.62	$12.50	$11.53		$11.25	$12.00

Income from investment operations:
Net investment income	0.12		0.23	0.21	0.24		0.34	0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(0.45)		(1.39)	0.16	0.78		0.05	(0.54)
Total from investment operations	(0.33)		(1.16)	0.37	1.02		0.39	(0.25)

Less distributions:
From net investment income	(0.06)		(0.19)	(0.25)	(0.05)		-	(0.49)
Return of capital	-		-	-	-		(0.13)	(0.01)
Total distributions	(0.06)		(0.19)	(0.25)	(0.05)		(0.13)	(0.50)

Redemption fee proceeds	-		-	-	-	(1)	0.02	-	(1)

Net asset value, end of period	$10.88		$11.27	$12.62	$12.50		$11.53	$11.25

Total return	(2.85	%)(2)	(9.20%)	3.00%	8.89%		3.68%	(2.12%)

Ratios/supplemental data:
Net assets, end of period (millions)	$4.2		$4.7	$5.4	$3.9		$1.5	$2.2

Ratio of expenses to average net assets:
Before fees waived	3.09	%(3)	2.70%	2.29%	5.26%		6.79%	3.52%
After fees waived (4)	0.97	%(3)(5)	0.90%	0.90%	0.91	%(5)	0.90%	0.93	%(5)

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.07	%)(3)	0.14%	0.43%	(1.90%)		(1.95%)	0.34%
After fees waived/recaptured	2.05	%(3)	1.94%	1.82%	2.45%		3.94%	2.93%

Portfolio turnover rate	0.00	%(2)	3.78%	31.79%	36.26%		0.00%	34.93%

*	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized
(3)	Annualized
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(5)	If interest expense had been excluded, expenses would have been lowered by 0.07% for the period ended June 30, 2023 and by 0.01% and 0.03% for the years ended December 31, 2020 and 2018, respectively.

The accompanying notes are an integral part of these financial statements.

Note 1 - Organization

Guinness Atkinson™ Funds (the “Trust”), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Currently, the Trust offers eleven separate, series portfolios, each of which has a unique investment objective and strategies. This report covers the six open-end mutual funds: Guinness Atkinson Alternative Energy Fund (the “Alternative Energy Fund”), Guinness Atkinson Asia Focus Fund (the “Asia Focus Fund”), Guinness Atkinson China & Hong Kong Fund (the “China & Hong Kong Fund”), Guinness Atkinson Global Energy Fund (the “Global Energy Fund”), Guinness Atkinson Global Innovators Fund (the “Global Innovators Fund”) and Guinness Atkinson Renminbi Yuan & Bond Fund (the “Renminbi Yuan & Bond Fund”), all of which (each a “Fund” and collectively, the “Funds”) are covered by this report. Except for the Renminbi Yuan & Bond Fund, each Fund is a diversified Fund. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund began operations on March 31, 2006, and the Renminbi Yuan & Bond Fund began operations on June 30, 2011. Each of the Funds is authorized to issue a single class of shares except for the Global Innovators Fund. The Global Innovators Fund is authorized to issue two classes of shares: Investor Class shares and Institutional Class shares. Institutional Class shares of the Global Innovators Fund commenced operations on December 31, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Global Innovators Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Alternative Energy Fund, Asia Focus Fund, Global Energy Fund, and Global Innovator Fund’s investment objective is long-term capital appreciation. The China & Hong Kong Fund’s investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Renminbi Yuan & Bond Fund’s investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the renminbi, the currency of China of which the yuan is the unit.

Note 2 - Significant accounting policies

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America. (“GAAP”).

A.

Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds’ Valuation Committee in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds’ Valuation Committee take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund’s statement of operations.

B.	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 8 for further information on forward foreign currency contracts held in each Fund.

C.	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees.

D.	Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

E.	Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses from securities transactions are calculated using the identified cost method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The Funds may be subject to foreign taxation related to capital gains on the sale of securities in the foreign jurisdictions in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if securities were disposed of on the valuation date.

F.	Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method. Expenses such as distribution and service fees, transfer agent fees and expenses with respect to the Global Innovators Fund, that are specific to individual share classes are accrued directly to the respective share class.

G.	Cash overdraft. Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate plus London Interbank Offered Rate (“LIBOR”). Payables, if any, are reflected as Overdraft Due to Custodian Bank in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Interest Expense in the Statements of Operations.

H.	Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund’s investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

I.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

J.	Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

K.	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended December 2020 through 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 3 - Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the “Advisor”), under which the Advisor provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	0.80%
Asia Focus Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Renminbi Yuan & Bond Fund	0.55%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limit	Expiration Date
Alternative Energy Fund	1.10%	June 30, 2026
Asia Focus Fund	1.98%	June 30, 2026
China & Hong Kong Fund	1.98%	June 30, 2026
Global Energy Fund	1.45%	June 30, 2026
Global Innovators Fund - Investor Class	1.24%	June 30, 2026
Global Innovators Fund - Institutional Class	0.99%	June 30, 2026
Renminbi Yuan & Bond Fund	0.90%	June 30, 2026

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed and recaptured previously waived subject to the applicable cap. For the period ended June 30, 2023, the Advisor waived fees and absorbed expenses/recaptured previously waived fees as follows:

	Fees waived
	and Expenses Absorbed	Fees and Expenses Recaptured
Alternative Energy Fund	$26,972	$42,609
Asia Focus Fund	27,353	-
Global Energy Fund	48,828	-
Global Innovators Fund	56,074	-
Renminbi Yuan & Bond Fund	49,173	-
Total	$208,400	$42,609

At June 30, 2023, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

			December 31,
Fund	2023	2024	2025	2026	Total
Alternative Energy Fund	$56,176	$-	$-	$-	$56,176
Asia Focus Fund	37,318	-	47,853	27,353	112,524
Global Energy Fund	108,558	62,548	74,959	48,828	294,893
Global Innovators Fund	36,040	1,211	78,183	56,074	171,508
Renminbi Yuan & Bond Fund	98,235	65,641	89,841	49,173	302,890

Foreside Fund Services, LLC acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Mutual Fund Administration, LLC (the “Administrator”) acts as the Funds’ administrator under an administration agreement. The fees paid to the Administrator for the period ended June 30, 2023, are reported on the Statements of Operations.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the Funds.

The fees paid for CCO services for the period ended June 30, 2023, are reported on the Statements of Operations.

The fees paid to non-interested Trustees for the period ended June 30, 2023, are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4 - DistributionPlan

The Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. The Board of Trustees has not authorized the Funds to make payment under the Distribution Plan. Currently, no payment is being made by the Funds.

Note 5 - Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Global Innovators Fund – Institutional Class shares do not participate in the Shareholder Servicing Plan.

The fees paid under the Shareholder Servicing Plan for the period ended June 30, 2023, are reported on the Statements of Operations.

Note 6 -Investment Transactions

The following table presents purchases and sales of securities during the period ended June 30, 2023, excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	5,662,394	2,193,531
Asia Focus Fund	-	-
China & Hong Kong Fund	1,414,404	2,880,715
Global Energy Fund	484,376	3,437,321
Global Innovators Fund	7,298,366	10,345,617
Renminbi Yuan & Bond Fund	-	-

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the period ended June 30, 2023.

Note 7 - Fair Value Measurements and Disclosures

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2023, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Basic Materials	$-	$2,219,781	$-	$2,219,781
Communication	-	1,329,526	-	1,329,526
Consumer, Cyclical	2,228,846	43,476	-	2,272,322
Energy	4,485,516	2,071,602	-	6,557,118
Industrial	6,447,218	3,827,851	-	10,275,069
Technology	1,462,112	1,394,115	-	2,856,227
Utilities	3,166,106	3,048,895	-	6,215,001
Total Investments, at value	17,789,798	13,935,246	-	31,725,044
Total Assets	$17,789,798	$13,935,246	$-	$31,725,044

Asia Focus Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$1,407,163	$451,948	$-	$1,859,111
Consumer, Cyclical	-	1,292,704	-	1,292,704
Consumer, Non-cyclical	-	1,730,500	-	1,730,500
Financial	-	1,173,907	-	1,173,907
Industrial	-	1,862,777	-	1,862,777
Technology	1,981,356	1,517,729	-	3,499,085
Total Investments, at value	3,388,519	8,029,565	-	11,418,084
Total Assets	$3,388,519	$8,029,565	$-	$11,418,084

China & Hong Kong Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$3,248,248	$1,530,556	$-	$4,778,804
Consumer, Cyclical	-	6,803,606	-	6,803,606
Consumer, Non-cyclical	-	6,738,852	-	6,738,852
Energy	-	2,227,187	-	2,227,187
Financial	-	5,377,292	-	5,377,292
Industrial	-	5,569,313	-	5,569,313
Technology	1,764,109	1,174,592	-	2,938,701
Total Investments, at value	5,012,357	29,421,398	-	34,433,755
Total Assets	$5,012,357	$29,421,398	$-	$34,433,755

Global Energy Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Consumer, Non-cyclical	-	$28,306	-	$28,306
Energy	7,587,046	4,405,889	-	11,992,935
Total Investments, at value	7,587,046	4,434,195	-	12,021,241
Total Assets	$7,587,046	$4,434,195	$-	$12,021,241

Global Innovators Fund
	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$19,089,490	$-	$-	$19,089,490
Consumer, Cyclical	4,300,457	5,271,379	-	9,571,836
Consumer, Non-cyclical	22,328,985	-	-	22,328,985
Financial	17,774,122	-	-	17,774,122
Industrial	6,365,134	12,748,376	-	19,113,509
Technology	69,371,865	5,599,360	-	74,971,225
Total Investments, at value	139,230,053	23,619,115	-	162,849,168
Total Assets	$139,230,053	$23,619,115	$-	$162,849,168

Renminbi Yuan & Bond Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Corporate Bonds:
Consumer Cyclical	$-	$659,772	$-	$659,772
Diversified	-	137,667	-	137,667
Financial	-	2,754,098	-	2,754,098
Government	-	413,231	-	413,231
Total Investments, at value	-	3,964,768	-	3,964,768
Total Assets	$-	$3,964,768	$-	$3,964,768

Note 8 - Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward values of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds do not have any outstanding forward contracts as of June 30, 2023.

Note 9 - Tax Matters

As of June 30, 2023, the tax bases of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund
Cost of investments for tax purposes	$30,096,923	$9,162,867	$36,761,685
Gross tax unrealized appreciation	3,661,399	3,785,009	6,037,458
Gross tax unrealized depreciation	(2,033,278)	(1,529,792)	(8,365,388)
Net tax unrealized appreciation (depreciation) on investments*	1,628,121	2,255,217	(2,327,930)

	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Cost of investments for tax purposes	$14,131,449	$91,998,114	$4,370,754
Gross tax unrealized appreciation	531,208	73,539,791	-
Gross tax unrealized depreciation	(2,641,416)	(2,688,737)	(405,986)
Net tax unrealized appreciation (depreciation) on investments*	(2,110,208)	70,851,054	(405,986)

*	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

As of December 31, 2022, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring	Alternative	Asia Focus	China & Hong Kong	Global Energy	Global Innovators	Renminbi Yuan & Bond
in:	Energy Fund	Fund	Fund	Fund	Fund	Fund
No Expiration Long-term	$30,393,338	$-	$-	$23,214,220	$-	$3,271,504
No Expiration Short- term	-	-	16,654	3,444,259	-	965,471
Total	$30,393,338	$-	$16,654	$26,658,479	$-	$4,236,975

For the year ended December 31, 2022, the Alternative Energy Fund and the Global Energy Fund utilized capital loss carryforwards of $1,490,044 and $1,616,768, respectively.

Note 10 -Recently Issued Accounting Pronouncements

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

Note 11 –Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Funds may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Funds invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 12 -Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions and has determined that there were no events or transactions that occurred through the date of issuance of the Funds’ financial statements.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling “toll-free” (800) 915-6565. This information is also available through the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, (800) 915-6565. This information is also available through the Securities and Exchange Commission’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 915-6565 (or contact your financial institution). The Trust will be sending you individual copies thirty days after receiving your request.

Supplemental Information

Board Consideration of and Continuance of the Trust’s Investment Advisory Agreement

At a Board Meeting held on May 15, 2023, the Board of Trustees (the “Trustees” or the “Board”) of Guinness Atkinson Funds (the “Trust”) considered the annual approval of the continuation of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of the Alternative Energy Fund, the Asia Focus Fund, the China & Hong Kong Fund, the Global Energy Fund, the Global Innovators Fund, and the Renminbi Yuan & Bond Fund, and the Adviser.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Agreement. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and applicable state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards.

To assist the Board in its evaluation of the Agreement, the Independent Trustees received a separate report from the Adviser in advance of the meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services provided by the Adviser to the Funds (including the relevant personnel responsible for these services and their experience); the fee rate or management fee rate payable by the Funds as compared to fees charged to a relevant peer group of each Fund and as compared to fees charged to other clients of the Adviser; the expenses of each Fund as compared to expense ratios of the funds in the respective Fund’s peer group; the nature of the expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Adviser; any fall-out benefits accruing to the Adviser; and information on the

Adviser’s compliance programs. The Independent Trustees also met separately with their Independent Legal Counsel to discuss the information provided by the Adviser. In their deliberations, the Trustees considered the factors summarized below, and in approving the Agreement with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services

The Board discussed the fees payable by each Fund under the Agreement and the services provided by the Adviser to each Fund, and the Trustees considered that they receive from the Adviser and review on a regular basis over the course of the year information regarding the Funds’ performance, including information about the Funds’ performance in comparison to peers and benchmarks, and analyses by the Adviser of the Funds’ performance. The Trustees also considered information about the nature, extent and quality of the services provided by the Adviser, including the background and experience of the Adviser’s senior management and portfolio managers, and their special knowledge about the areas in which the Funds invest. The Trustees also considered information gained from their experience as Trustees of the Funds, in addition to the overall reputation and capabilities of the Adviser and its investment professionals, the Adviser’s commitment to providing high quality services to the Funds, the Trustees’ overall confidence in the Adviser’s integrity and responsiveness to Trustee concerns, the Adviser’s integrity as reflected in its adherence to compliance practices, and the Adviser’s willingness and initiative in implementing changes designed to reduce Fund expenses or improve services to the Funds, including the addition of research analysts and other operational personnel to support the Funds’ portfolio management and operations. The Trustees considered the impact of current market conditions on each Fund and the Fund complex. The Trustees also considered the general market performance in the prior year across market sectors and specifically in respect of each Fund’s specific sector or region focus, including the particular challenges or strengths of the markets in responding to global market events during the period.

Fund Performances, Advisory Fees and Expenses

For each Fund and its peer group of Funds, the Trustees reviewed the performance and expense information compiled from Morningstar Inc. data regarding performance for periods ended March 31, 2023, and expense information as of March 31, 2023. The Trustees considered that they receive from the Adviser and review on a regular basis over the course of the year, data regarding the Funds’ performance, including information about each Fund’s performance in comparison to its peers and benchmarks, and analyses by the Adviser of the Fund’s performance. The Trustees also considered the Funds’ long-term performance records and the Adviser’s continued efforts to improve the Funds’ performance. The Trustees compared each Fund’s performance, advisory fee and expenses with its peer group, and considered the differences between each Fund and funds in the peer group. The Trustees considered the size of each Fund in comparison to its peers, including whether the peer funds were part of a larger fund complex. The Trustees considered the following Fund-specific factors:

Alternative Energy Fund

(1) The Fund’s advisory fee was higher than the median fee charged to the three pure alternative energy mutual funds in the Morningstar “Foreign Small/Mid Value” category; (2) the Fund’s total expenses were at the high end of the expenses incurred by its peers; (3) the Adviser voluntarily reduced its advisory fee from 1.00% to 0.80% effective January 1, 2023; (4) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (5) the Fund had outperformed its peer group median for the one-, three-, five-year periods but underperformed its peer group for the ten-year period; and the Fund outperformed the MSCI World NR Index, one of its benchmark indices, for the one-, three-, five-, and ten-year periods.

Asia Focus Fund

(1) The Fund’s advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar “Pacific/Asia Ex-Japan Stock” category; (2) the Fund’s total expenses were at the high end of the expenses incurred by its peers; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund underperformed its peer group median for the one-, three-, five- and ten-year periods; and the Fund underperformed the MSCI AC Far East ex Japan Index, its benchmark index, for the one-, three-, five- and ten-year periods.

China & Hong Kong Fund

(1) The Fund’s advisory fee was slightly above the median advisory fee charged to comparable mutual funds in the Morningstar “China Region” category; (2) the Fund’s total expenses were higher than the median expenses incurred by its peers but lower than those of three peer funds; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund had outperformed its peer group median for the one-year period and underperformed the peer group median for the three-, five- and ten-year periods; and the Fund had underperformed the Hang Seng Composite Index, its benchmark index, for the one-, five-, and ten-year periods, and outperformed the benchmark index for the three-year period.

Global Energy Fund

(1) The Fund’s advisory fee was the same as the median advisory fee charged to comparable mutual funds in the Morningstar “Equity Energy” category; (2) the Fund’s total expenses were slightly above the median expenses incurred by its peers but lower than those of two peer funds; (3)the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund outperformed its peer group median for the one-, and ten-year periods, and underperformed its peer group median for the three-, and five-year periods; and the Fund had underperformed the MSCI World Energy Index, its benchmark index, for the one-, three-, five-, and ten-year periods.

Global Innovators Fund

(1) The Fund’s advisory fee was the same as the median advisory fee charged to comparable mutual funds in the Morningstar “Large Growth” category; (2) the Fund’s total expenses were slightly higher than the median of expenses incurred by the funds in its peer group but lower than those of nine peer funds; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund had outperformed its peer group median for the three-, five- and ten-year periods and underperformed its peer group median for the one-year period; the Fund had outperformed the MSCI World Index, one of its benchmark indices, for the three-, five-, and ten-year periods and underperformed the benchmark index for the one-year period; and the Fund had underperformed the Nasdaq Composite Index, another one of its benchmark indices, for the one-, and three-year periods, and underperformed the Nasdaq Composite Index for the five-, and ten-year periods.

Renminbi Yuan & Bond Fund

(1) The Fund’s advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar “Emerging Markets Local Currency” category; (2) the Fund’s total expenses were slightly above the median expenses of its peers but lower than those of eight peer funds; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund outperformed its peer group median for the three-, five-, and ten-year periods and underperformed its peer group for the one-year period; and the Fund had underperformed the iBoxx Hang Seng Markit Offshore RMB Overall Index, its benchmark index, for the one-, three-, five-, and ten-year periods.

With respect to each Fund, the Board concluded that the Adviser’s willingness to limit the Fund’s total annual fund operating expenses through at least June 30, 2025 would provide stability to the Fund’s expenses during that period.

Costs of Services and Profitability

The Trustees considered the financial information provided by the Adviser, including the profitability of each Fund to the Adviser, the Adviser’s profitability in general and the firm’s retention of key personnel. The Trustees noted that the Adviser had waived a portion of its advisory fee for the Asia Focus Fund, Global Energy Fund, Global Innovators Fund, and the Renminbi Yuan & Bond Fund. The Trustees also considered the Adviser’s efforts to lower the overall expenses for the Funds that have produced meaningful savings. The Board concluded that the profitability of each Fund to the Adviser, when positive, was reasonable.

Economies of Scale

The Trustees considered the size of each Fund and the Adviser’s willingness to institute breakpoints in the advisory fee as individual Funds reached higher asset levels and to use expense limitation agreements to reduce total annual fund operating expenses as evidence that to the extent economies of scale existed for each Fund, the Adviser was willing to share such economies of scale for the benefit of shareholders.

After considering the factors described above, the Board and the Independent Trustees separately determined that the overall fee arrangement between the Trust, on behalf of each Fund, and the Adviser was fair and reasonable, and that continuance of the Agreement was in the best interests of each Fund and its shareholders, and accordingly, approved the continuance of the Agreement through May 31, 2024.

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and
• Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness AtkinsonTM Funds Information

Board of Trustees	Contact Guinness AtkinsonTM Funds

J. Brooks Reece, Jr. Chairman	P.O. Box 701
James I. Fordwood	Milwaukee, WI 53201-0701
Timothy W.N. Guinness	Shareholder Services: 800-915-6566
Dr. Bret A. Herscher	Literature Request: 800-915-6565
Susan Penry-Williams	Website: www.gafunds.com
Email: mail@gafunds.com

Guinness Atkinson TM Funds
Funds	Cusip	Ticker	Fund #
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund Investor Class	402031 30 6	IWIRX	1095
Global Innovators Fund Institutional Class	402031 88 4	GINNX	5323
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101

This report is intended for shareholders of the Guinness AtkinsonTM Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

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Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President/Chief Executive Officer
Date:	9/08/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President/Chief Executive Officer
Date:	9/08/2023

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer/Chief Financial Officer
Date:	9/08/2023